Registration Statement No. 333-144628
                           811-09137

As Filed with the Securities and Exchange Commission on September 17, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933                [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No._3___         [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No._59___          [ X  ]

Sun Life of Canada (U.S.) Variable Account I
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-800-700-6554
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[  ]  on May 1, 2008 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ x ]  on October 3, 2008 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment No. 3 to the Registration Statement on Form N-6 (the "Registration Statement") (File Nos. 333-144628, 811-09137) is being filed pursuant to Rule 485(a) under the Securities Act of 1933.  This Amendment does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, or other information contained in Post-Effective Amendment No. 1 to the Registration Statement, filed with the Securities and Exchange Commission on April 24, 2008

PART A

Sun Protector Variable Universal Life Insurance
Sun Life of Canada (U.S.) Variable Account I
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy
Prospectus
October 3, 2008
This prospectus describes a combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account I, one of our separate accounts.  The Policy is being offered as an individual policy.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Variable Sub-Accounts and a Fixed Account.  The Variable Sub-Accounts invest in shares of the following Funds:
ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	AIM V.I. Core Equity Fund (Series I)
BlackRock Global Allocation V.I. Fund (Class III)	AllianceBernstein VPS Wealth Appreciation Strategy Portfolio (Class B)
Fidelity VIP Balanced Portfolio (Service Class 2)	Columbia Marsico 21st Century Fund, Variable Series – Class B
Franklin Income Securities Fund (Class 2)	Fidelity VIP Contrafund® Portfolio (Service Class 2)
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)	Fidelity VIP Index 500 Portfolio (Service Class 2)
MFS® Total Return Portfolio (S Class)	Franklin Mutual Shares Securities Fund (Class 2)
SCSM Ibbotson Balanced Fund (Initial Class)**	Goldman Sachs VIT Structured U.S. Equity Fund (S Shares)
SCSM Ibbotson Growth Fund (Initial Class)**	Lord Abbett Series Fund – Growth and Income Portfolio (Class VC)
SCSM Ibbotson Moderate Fund (Initial Class)**	MFS® Value Portfolio (S Class)
Van Kampen UIF Equity & Income Portfolio (Class II Shares)	Oppenheimer Capital Appreciation Fund/VA (Service Shares)
EMERGING MARKETS BOND	Oppenheimer Main Street Fund/VA (Service Shares)*
PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class)	SCSM Davis Venture Value Fund (Initial Class)
EMERGING MARKETS EQUITY	SCSM FI Large Cap Growth Fund (Initial Class)
MFS® Emerging Markets Equity Portfolio (S Class)	SCSM Lord Abbett Growth and Income Portfolio (Initial Class)
HIGH YIELD BOND	SCSM Oppenheimer Large Cap Core Fund (Initial Class)
PIMCO VIT High Yield Portfolio (Administrative Class)	Van Kampen LIT Comstock Portfolio (Class 2 Shares)
SCSM PIMCO High Yield Fund (Initial Class)	MONEY MARKET
INFLATION-PROTECTED BOND	Sun Capital Money Market Fund (Initial Class)
PIMCO VIT Real Return Portfolio (Administrative Class)*	MULTI SECTOR BOND
SCSM BlackRock Inflation Protected Bond Fund (Initial Class)	Franklin Strategic Income Securities Fund (Class 2)
INTERMEDIATE TERM BOND	REAL ESTATE EQUITY
Franklin U.S. Government Fund (Class 2)*	Sun Capital Global Real Estate Fund® (Initial Class)
MFS® Bond Portfolio (S Class)	SHORT TERM BOND
MFS® Government Securities Portfolio (S Class)	PIMCO VIT Low Duration Portfolio (Administrative Class)
PIMCO VIT Total Return Portfolio (Administrative Class)	SCSM Goldman Sachs Short Duration Fund (Initial Class)
SCSM PIMCO Total Return Fund (Initial Class)	SMALL CAP EQUITY
Sun Capital Investment Grade Bond Fund (Initial Class)	DWS Small Cap Index VIP (Class B)
INTERNATIONAL/GLOBAL EQUITY	Franklin Small Cap Value Securities Fund (Class 2)
AIM V.I. International Growth Fund (Series I)	SCSM AIM Small Cap Growth Fund (Initial Class)
AllianceBernstein VPS International Value Portfolio (Class B)*	SCSM Dreman Small Cap Value Fund (Initial Class)
MFS® International Growth Portfolio (S Class)	SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)
MFS® Research International Portfolio (S Class)	Wanger USA*
Oppenheimer Global Securities Fund/VA (Service Shares)	SPECIALTY/SECTOR EQUITY
SCSM AllianceBernstein International Value Fund (Initial Class)	MFS® Utilities Portfolio (S Class)
Templeton Growth Securities Fund (Class 2)	SPECIALTY/SECTOR COMMODITY
MID CAP EQUITY	PIMCO VIT Commodity RealReturn Strategy Portfolio (Administrative Class)
Fidelity VIP Mid Cap Portfolio (Service Class 2)	TARGET DATE
Lord Abbett Series Fund – Mid-Cap Value Portfolio (Class VC)	Fidelity VIP Freedom 2015 Portfolio (Service Class 2)**
SCSM Blue Chip Mid Cap Fund (Initial Class)	Fidelity VIP Freedom 2020 Portfolio (Service Class 2)**
SCSM Goldman Sachs Mid-Cap Value Fund (Initial Class)	Fidelity VIP Freedom 2030 Portfolio (Service Class 2)**
Van Kampen UIF Mid Cap Growth Portfolio (Class II Shares)	INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY
Van Kampen UIF U.S. Mid Cap Value Portfolio (Class II Shares)	First Eagle Overseas Variable Fund

Invesco Aim Advisors, Inc. advises the AIM Funds and subadvises SCSM AIM Small Cap Growth Fund.  Advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios and subadvises the SCSM AllianceBernstein International Value Fund.  BlackRock Financial Management, Inc. advises Blackrock Global Allocation V.I. Fund and subadvises SCSM BlackRock Inflation Protected Bond Fund.  Columbia Management Advisors, LLC advises the Columbia Marsico 21st Century Fund and Marsico Capital Management, LLC is the subadviser.  Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP.  Dreman Value Management, LLC subadvises SCSM Dreman Small Cap Value Fund.  Fidelity Management & Research Company advises the Fidelity Portfolios.  Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Overseas Variable Fund.  Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).  Franklin Advisers, Inc. advises the Franklin Income Securities Fund, Franklin Strategic Income Securities Fund and Franklin U.S. Government Fund.  Franklin Advisory Services, LLC advises the Franklin Mutual Shares Securities Fund and the Franklin Small Cap Value Securities Fund.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs VIT Structured U.S. Equity Fund and subadvises SCSM Goldman Sachs Mid-Cap Value Fund and the SCSM Goldman Sachs Short Duration Fund.  Ibbotson Associates, Inc. subadvises SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Moderate Fund.  Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios and subadvises SCSM Lord Abbett Growth and Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS Portfolios.  Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs and subadvises SCSM Oppenheimer Large Cap Core Fund and SCSM Oppenheimer Main Street Small Cap Fund.  Pacific Investment Management Company LLC advises the PIMCO Portfolios and subadvises SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Advisors subadvises SCSM Davis Venture Value Fund. Pyramis Global Advisors, LLC subadvises SCSM FI Large Cap Growth Fund.  Templeton Global Advisors Limited advises Templeton Growth Securities Fund.  Van Kampen Asset Management advises the Van Kampen LIT Comstock Portfolio.  Columbia Wanger Asset Management, LP advises Wanger USA.
*For Policies issued on or after October 6, 2008, these Funds are not available for investment by the Variable Sub-Accounts.
**These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.  These investment options may be more expensive than Funds that do not invest in other Funds.

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(800) 700-6554

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Topic	Page
Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
Sun Life Assurance Company of Canada (U.S.) [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Investment Programs [INSERT PAGE NUMBER]
Dollar Cost Averaging [INSERT PAGE NUMBER]
Asset Rebalancing [INSERT PAGE NUMBER]
Asset Allocation [INSERT PAGE NUMBER]
About the Policy [INSERT PAGE NUMBER]
Policy Application, Issuance and Initial Premium [INSERT PAGE NUMBER]
Death Benefit Compliance Test [INSERT PAGE NUMBER]
Right of Return Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
Premium [INSERT PAGE NUMBER]
Guideline Premium Test Limitations [INSERT PAGE NUMBER]
Net Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
Changes in Specified Face Amount [INSERT PAGE NUMBER]
Minimum Changes [INSERT PAGE NUMBER]
Increases [INSERT PAGE NUMBER]
Decreases [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrenders and Surrender Charges [INSERT PAGE NUMBER]
Partial Withdrawals [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value of the Variable Sub-Accounts [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Lapse Protection Value [INSERT PAGE NUMBER]
No-Lapse Protection Period [INSERT PAGE NUMBER]
Charges and Deductions [INSERT PAGE NUMBER]
Premium Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
Monthly Cost of Insurance Rates [INSERT PAGE NUMBER]
Other Charges and Deductions [INSERT PAGE NUMBER]
Reduced Charges [INSERT PAGE NUMBER]
Supplemental Benefits [INSERT PAGE NUMBER]
Accelerated Benefits Rider [INSERT PAGE NUMBER]
Charitable Giving Benefit Rider [INSERT PAGE NUMBER]
Waiver of Monthly Deductions Rider [INSERT PAGE NUMBER]
Payment of Stipulated Amount Rider [INSERT PAGE NUMBER]
Surrender Charge Modification Rider [INSERT PAGE NUMBER]
Loan Lapse Protection Rider [INSERT PAGE NUMBER]
Supplemental Insurance Rider [INSERT PAGE NUMBER]
No-Lapse Protection Rider [INSERT PAGE NUMBER]
Travel Assistance Endorsement [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Reinstatement [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Rights of Owner [INSERT PAGE NUMBER]
Rights of Beneficiary [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Misstatement of Age or Sex (Non-Unisex Policy) [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Report to Owner [INSERT PAGE NUMBER]
Performance Information [INSERT PAGE NUMBER]
Portfolio Performance [INSERT PAGE NUMBER]
Adjusted Non-Standardized Portfolio Performance [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Terms [INSERT PAGE NUMBER]
Appendix B - Table of Death Benefit Percentages [INSERT PAGE NUMBER]
Appendix C - Privacy Policy [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund.  A longer period may apply in some states.

Premium Payments

Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums.  The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.  You choose the amount and timing of subsequent premium payments, within certain limits.  You may allocate your net premium payments among the Policy's available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy's Account Value will reflect-

-the premiums You pay;

-the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

-any loans or partial withdrawals;

-the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value.  Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt.  The surrender charge period ends 15 years after You purchase the Policy or after You increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is the Specified Face Amount.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet the Guideline Premium Test.  Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test definition.

Death Benefit

If the Policy is in force at the time we receive due proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

You have a choice of two death benefit options-

-the Specified Face Amount (Option A); or
-the Specified Face Amount plus Account Value (Option B).

After the first Policy Year, You may change the Specified Face Amount.  After the Policy Date, You may change the death benefit option.

Investment Options

You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.  You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose.  We will notify You in writing of any such limitations.  You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

-accelerated benefits
-waiver of monthly deductions
-payment of stipulated amount
-supplemental term insurance
-surrender charge modification
-loan lapse protection
-no-lapse protection
-charitable giving
-travel assistance

We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account.  The assets of the variable separate account are free from our general creditor's claims.  The variable separate account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected.  These conditions include, but are not limited to

-inflationary forces,
-changes in rates of return available from different types of investments,
-changes in employment rates and
-the presence of international conflict.

With such Variable Sub-Accounts, You assume all investment risk.  Investment risk is the risk of poor investment performance.  Poor investment performance can result in a loss of all or some of your investment.  A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years.  Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial withdrawals may only occur annually after Policy Year 1.  During Policy Years 2-10, the maximum partial withdrawal amount is 20% of the Cash Surrender Value.  Thereafter, the maximum partial withdrawal amount is the Cash Surrender Value.  Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

What If Charges and Deductions Exceed Account Value less Policy Debt?

Unless No-Lapse Protection is in effect, the Policy will terminate at the beginning of any Policy Month if the Account Value less Policy Debt on a Processing Date is less than the charges and deductions then due.  We will send You notice and allow You a 61 day Grace Period.  If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.  If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Protection

The Policy will not terminate during the No-Lapse Guarantee Period if the Lapse Protection Value less Policy Debt is greater than zero.  The No-Lapse Guarantee Period is based on the planned periodic premium You pay and the Insured's Issue Age, sex and rating classification.

No-Lapse Protection is not available for Policies with Death Benefit Option B.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge[1] (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge:	Upon premium receipt	(as a % of premium) 7.50%
Surrender Charge	Upon policy surrender before the sixteenth Policy Year and upon surrender of a Policy increase before fifteen years have elapsed from the increase effective date	(per $1000 of SFA)
Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)		$54.14[2] $0.87[2] $30.12
Loan Lapse Protection Rider[4] . Maximum Charge:	On the Rider Exercise Date	(of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00
The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk)
Maximum Charge: Minimum Charge:		$27.63[5] $0.02[5]
Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)		$0.06
Mortality and Expense Risk Charge[6]	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts)
Maximum Charge:		0.75%
Monthly Expense Charge[7] Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 45)	At the beginning of each Policy Month	$10.00 + $1.60 per $1000 of SFA $10.00 + $0.02 per $1000 of SFA $10.00 + $0.06 per $1000 of SFA

Charge	When Charge is Deducted	Amount Deducted
Loan Interest[8]	At the end of each Policy Year	(as a % of Policy Debt) 5.0%
Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”)
$20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and SIRFA)
$0.18[9] $0.01[9] $0.07
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge:	At the beginning of each Policy Month	(per $100 of Stipulated Amount10)
$0.79[11] $0.13[11] $0.45
Representative Owner Charge[3]: (male, Issue Age 45, benefit payable to age 70)
Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk) $27.63[12] $0.02[12] $0.06
Surrender Charge Modification Rider[13] Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Initial SFA)
$0.02
No-Lapse Protection Rider Maximum Charge: Minimum Charge: Representative Owner Charge[3]: (male, preferred, non-tobacco, Issue Age 45)	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk)
$7.29[14] $0.04[14] $0.12

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	2.15%

1The elements making up the Premium Expense Charge are discussed on pages 24-25.  The Charge is deducted from premium received.
2The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20, Policy Year 15.  The charge varies based on the Specified Face Amount, the length of time the Policy has been in force, the Insured’s Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
3It is assumed the Owner and the Insured are the same person.
4The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt.  For additional detail for the Loan Lapse Protection Rider, please see page 28.
5The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges vary based on the length of time the Policy has been in force and the Insured’s Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  For substandard risk classifications, the Company reserves the right to charge up to 500% of the cost of insurance charges shown in the Fee Table.  Please see pages 25-26 of the prospectus for additional detail.
6The annual rate is shown in the table.  The monthly percentage is 0.07% for Policy Years 1-10 and 0.01% thereafter.
7The monthly expense charge is $10.00 in all Policy Years plus a charge per $1000 of Specified Face Amount for the first 20 Policy Years following the Issue Date and for the first 20 Policy Years following the effective date of any increase in Specified Face Amount.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20.  The charge varies based on the Insured's Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
8Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  The Loan Interest is 5.0% in Policy Years 1-20 and 3.0% thereafter.
9The maximum charge possible is for an Insured, Issue Age 55.  The minimum charge possible is for an Insured, Issue Age 20.  Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
10To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.
11The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70.  The minimum charge possible is for an Insured male, Issue Age 20, benefit payable to age 65.  Charges vary based on the Insured's Issue Age, sex and duration of payment option.  Disability rates for males are lower than females at younger ages and much higher for males than females at older ages.  The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
12The rider provides term insurance and the rider charge is the cost of insurance charge for the term insurance.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges vary based on the length of time the Policy has been in force and the Insured’s Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.
13The charge applies only during the first Policy Year.
14The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges vary based on the Insured’s Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

Sun Life Assurance Company of Canada (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Sun Life of Canada (U.S.) Variable Account I in accordance with Delaware law on December 1, 1998.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Variable Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts.  All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Variable Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses").  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, You indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows the range of annual expenses paid by the Funds on the average daily net asset value of each Fund.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account.  You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 19-22 for more detail regarding transfer restrictions.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging.  You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.  The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing.  Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions.  You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.
There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at anytime.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation.  One or more asset allocation programs may be made available in connection with the Policy, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.  If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage of allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

About the Policy
This prospectus describes the material provisions of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.
Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Principal Office.  We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (medical) underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount may not be decreased below $100,000-the “Minimum Specified Face Amount.”  While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Policy on the life of the Insured.  The Issue Date is the date we produce the Policy on our system and is specified in the Policy.  The Investment Start Date is the date the first premium is applied, which will be the later of-

-the Issue Date,
-the Policy Date or
-the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return any advance payments to You.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy the Guideline Premium Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  Under this test, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by age.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period").  A longer period may apply in some states.

A Policy returned under this provision will be deemed void.  You will receive a refund equal to the sum of all premium payments made with interest at the then rate paid by the Company on comparable fixed life insurance policies, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

-the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

-the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Principal Office; and

-any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions.  You bear all of the investment risk during the Right of Return Period.

If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the Fixed Account.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the Fixed Account will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Policies delivered in Connecticut, Maryland and North Carolina only.  During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account.  The Account Value of the Policy will be transferred to the new policy.  We will not require evidence of insurability for the exchange.  To effect an exchange, You must give Us written notice at Our Principal Office within this eighteen-month (or twenty-four month) period.

Premium Payments

All premium payments must be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.  Additional premium payments may be paid to us subject to the limitations described below.  We will not reject any premium payment necessary to maintain coverage and will provide You with notice if additional premium is required to maintain coverage.

Premium.  We reserve the right to limit the number of premium payments we accept in a year.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law.  If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceed these limits, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.

Net Premiums.  The net premium is the amount You pay as the premium less the Premium Expense Charge.  The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium.

Allocation of Net Premium.  Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts.  You may change your allocation percentages at any time by telephone or written request to our Principal Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums.  While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death.  The amount payable will be:

-the amount of the selected death benefit option, plus

-any amounts payable under any supplemental benefits added to the Policy, minus

-the value of any Policy Debt on the date of the Insured's death, minus

-any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.  You may select between two death benefit options.  You may change the death benefit option at any time.

Death Benefit Options.  The Policy has two death benefit options. You will be required to select one of them in the Policy application.  A Policy will not be issued unless a death benefit option election is made.

 Option A-Specified Face Amount.  Under this option, the death benefit is the greater of-

-the Policy’s Specified Face Amount, or

-the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of-

-the Specified Face Amount plus the Account Value, or

-the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option A provides a level amount of death benefit.  Option B provides an increasing amount of death benefit due to the inclusion of the Account Value.  While Option B provides a higher death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk.  Also, if Option B is elected, No-Lapse Protection, as provided by the Policy or by rider, is not available.

Changes in the Death Benefit Option.  You may request a change in the death benefit option.  Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change.  Requests for a change must be made in writing to Us.  The effective date of the change will be the Anniversary on or next following the date We approve your request.

If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy's Account Value on the effective date of the change.  If No-Lapse Protection is in effect, it will be discontinued.  If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy's Account Value on the effective date of change.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits.

Minimum Changes.  Each increase in the Specified Face Amount must be at least $10,000.  We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases.  After the first policy anniversary, You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability. An increase is not allowed if the Insured's Attained Age is greater than 80 on the effective date of the increase.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

Decreases.  The Specified Face Amount can be decreased after the first policy anniversary.  A decrease will become effective at the beginning of the next Policy Month following our approval of your request.  The Specified Face Amount after the decrease must be at least $100,000.  Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from any change in the death benefit option or any partial withdrawal.  For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

-first, to the most recent increase;
-second, to the next most recent increases, in reverse chronological order; and
-finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living.  If You do, the insurance coverage and all other benefits under the Policy will terminate.  If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

-the outstanding balance of any Policy Debt; and
-any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period.  There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request.  The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.

We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

If You surrender the Policy in the first 15 years or within the first 15 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option.  The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The surrender charge will be an amount based on certain factors, including the Policy's Specified Face Amount and the Insured's age, sex and rating class.  The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Preferred Non-tobacco Male)
Issue Age 25 $13.33	Issue Age 35 $16.00	Issue Age 45 $30.12
Issue Age 55 $41.49	Issue Age 65 $54.02	Issue Age 75 $54.02
A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from any change in death benefit option or any partial withdrawal.  These surrender charges will be applied in the following order:

-first, to the most recent increase;
-second, to the next most recent increases, in reverse chronological order; and
-third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount.  The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis.  Future surrender charges will be reduced by any surrender charges incurred for a decrease in the Specified Face Amount.

You may allocate any surrender charges resulting from a decrease in the Specified Face Amount among the Sub-Accounts.  If You do not specify the allocation, then the surrender charges will be allocated proportionally among the Sub-Accounts.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us.  Each partial withdrawal must be for at least $500.

During Policy Years 2-10, the maximum partial withdrawal amount is 20% of the Cash Surrender Value.  Thereafter, the maximum partial withdrawal amount is the Cash Surrender Value.  Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

If the applicable death benefit option is Option A, the Specified Face Amount will be decreased by the amount of the partial withdrawal.  We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

-first, to the initial Specified Face Amount, up to the $100,000 minimum;
-second, to the oldest increases in Specified Face Amount, in chronological order; and
-third, to the most recent increase in Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts.  We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount.  A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request.  A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.  The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value.  No-Lapse Protection and the Loan Lapse Protection Rider may also prevent this termination.  Although the No-Lapse Protection (provided by Policy or rider) and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner.  Please see the No-Lapse Protection section of the Policy, the No-Lapse Protection Rider section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts.  If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts.  Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 5% annually for 20 Policy Years.  Thereafter, the rate is 3%.  This interest will be due and payable to us in arrears on each policy anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  When loan repayments reduce the loan balance allocated to the Fixed Account, the amount of repayment is allocated to the Sub-Accounts per the allocation instructions in effect on the date of repayment.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer or prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

-   when a new broker of record is designated for the Policy;
-   when the Owner changes;
-   when control of the Policy passes to the designated beneficiary upon the death of the Insured;
-   when necessary in our view to avoid hardship to an Owner;
-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.  Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed on the next Valuation Date.  The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually equaling 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater.

We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts.

Account Value

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account.  The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts.  We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account.  Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account.  Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account.  A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE.  The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.  The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.  If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.

The Account Value on the Investment Start Date equals:

-the net premium received, minus

-the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.

The Account Value on subsequent Valuation Dates is equal to:

-the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date multiplied by that Variable Sub-Account’s Net Investment Factor, plus

-the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-that portion of Net Premium received and allocated to each Sub-Account during the current Valuation Period, plus

-any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

-any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, plus

-that portion of any loan repayment, including repayment of loan interest, allocated to the Fixed Account during the current Valuation Period, minus

-that portion of any partial withdrawal deducted from each Sub-Account during the current Valuation Period, minus

-that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

-if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance Charge, Monthly Expense Charge and Mortality and Expense Risk Charge for the Policy Month just beginning charged to each Sub-Account.

Net Investment Factor.  The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1) is the net result of-

-the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

-the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

-a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2) is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value.  The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is equal to or less than zero.

Policy termination will not occur if:

1.  You pay premium sufficient to keep the Policy in force prior to the end of the grace period;
2.  No-Lapse Protection is in effect and the Lapse Protection Value less Policy Debt is greater than zero; or
3.  The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Please see the “Supplemental Benefits” section for additional information regarding the Loan Lapse Protection Rider and No-Lapse Protection provided by rider.
Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions, unless state law dictates otherwise, will be deducted from the amount payable by us.
Lapse Protection Value.  The Policy provides for protection against lapse if You pay sufficient premium to keep the Lapse Protection Value less Policy Debt greater than zero.  The Company incurs additional risks and related additional cost for the guarantee that the Policy will not lapse even if investment performance is unfavorable and the actual Account Value becomes zero.  In its calculation of Lapse Protection Value and premium for the selected duration (as discussed in the No-Lapse Protection Period section below), the Company uses a different Premium Expense Charge, Cost of Insurance Charge and Monthly Expense Charge than that actually charged as described in the Charges and Deductions section in its calculation of Lapse Protection Value.

To illustrate the difference in charges, we assume a Representative Owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

Charge	Actual Charges	Used in Calculation of Lapse Protection Value
Premium Expense Charge	7.5% of premium	8.0% of premium
Cost of Insurance Charge	$0.06 per $1000 of Policy Net Amount at Risk	$0.38 per $1000 of Policy Net Amount at Risk
Monthly Expense Charge	$10.00 + $0.06 per $1000 of Specified Face Amount	$10.00

No-Lapse Protection Period.  No-Lapse Protection will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred.  If You pay sufficient premiums to keep the Lapse Protection Value less Policy Debt greater than zero, your Policy will not lapse.  With the assistance of your financial advisor, You determine the length of time the No-Lapse Protection is in effect by the amount of premium You pay into the Policy.  It is also affected by Insured’s Issue Age, sex and rating classification.  The length of time the No-Lapse Protection is in effect is called the No-Lapse Protection Period.  It can extend to Insured’s Attained Age 121. Ask your financial advisor for an illustration at time of application to determine what premium outlay would be required to sustain different No-Lapse Protection Periods.

The annual report You receive will advise whether the premiums paid result in the Lapse Protection Value less Policy Debt being greater than zero, and, if no further premium is received, how long the No-Lapse Protection Period will last.

Charges and Deductions

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions other than the Mortality and Expense Risk Charge after the policy anniversary on which the Insured is Attained Age 100.

Premium Expense Charge.  We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations.  As a result of the averaging, the percent may be more or less than your state and local taxes.

The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  For Policy Years 1-10, the Premium Expense Charge is 7.50%.  Thereafter, the Premium Expense Charge is 3.50%.
Mortality and Expense Risk Charge.  This charge is for the mortality and expense risks we assume with respect to the Policy.  It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month.  We may realize a profit from this charge.

The Mortality and Expense Risk Charge percentage is 0.75% annually for Policy Years 1 through 10 and 0.12%  annually thereafter.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.  Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.
Monthly Expense Charge.  We will deduct from your Account Value monthly a charge of $10.00 in all years and a monthly charge based on the Specified Face Amount for the first 20 Policy Years following the issuance of the Policy and the first 20 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the age, sex and rating class of the Insured.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Minimum and maximum Monthly Cost of Insurance charges are shown in the Fee Table.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts .

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)  is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;
(2)  is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Surrender Charge Modification and No-Lapse Protection); and
(3)  is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as: the Monthly Cost of Insurance rate [Total Net Amount at Risk ÷ 1000].  Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

-the death benefit divided by 1.00247; minus

-your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made. By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

Monthly Cost of Insurance Rates.  The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are based on the length of time the Policy has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Other Charges and Deductions.  Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described at page 19.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $20.00 per $1000 of Specified Face Amount and Supplemental Insurance Rider Face Amount.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We may waive charges in connection with Policies sold to Company or affiliate company’s officers, directors, employees and immediate family members of those parties.  We also reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide You prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions.  Any rider charges imposed are necessary to cover the expense borne by the Company for providing the additional benefits provided by the riders.  For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider.  Under this rider, we will pay You, at your written request in a form satisfactory to us, an "accelerated benefit" if the Insured is terminally ill.  An Insured is considered "terminally ill" if the Insured has a life expectancy of 12 months or less due to illness or physical condition.  (This time period may be more or less in some states.)  The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by You, not to exceed 75% of the amount of the Specified Face Amount, subject to certain reductions.  Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;
b.	the amount of Policy Debt in excess of the Accelerated Amount; and
c.	an administrative fee of $150.

This rider is free of charge, attaches to all Policies at issue and may be discontinued upon written request to the Company.

Charitable Giving Benefit Rider.  Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary.  The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary.  The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions.  The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy.  The rider must be elected at issue and can be discontinued upon written request to the Company.  There is no charge for this rider.

Waiver of Monthly Deductions Rider.  Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  We will continue to waive the monthly deductions for as long as the disability continues.  Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions.  At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider.  Under this rider, we will make a monthly payment of the "stipulated amount" into the Account Value when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  You elect the stipulated amount on the application.  We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70).  Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment.  At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of Stipulated Amount.  The rider charge will cease for the term the stipulated amount is being paid.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Surrender Charge Modification Rider.  Under this rider, we will waive a portion of the applicable surrender charges if You fully surrender the Policy during the first three Policy Years.  For Policy Year 1, 100% of the surrender charge will be waived.  75% of the surrender charge will be waived in Policy Year 2 and 50% in Policy Year 3.  The charge for the rider is a monthly per $1000 of initial Specified Face Amount which is the same for all policyholders.  It is deducted for the first Policy Year only and is shown in the Policy.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.

Loan Lapse Protection Rider.  This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value.  Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date.  The Rider Exercise Date is the earliest date on which all the following have occurred:

-the Insured is 75 or older;
-the Policy has been in force at least 15 years;
-the outstanding Policy Debt is greater than the Specified Face Amount;
-the outstanding Policy Debt equals or exceeds 96% of the Account Value;
-not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;
-the sum of withdrawals made equals the sum of premiums paid; and
-we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

-The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;
-The Death Benefit will be changed to equal 105% of the Account Value;
-Monthly Deductions will cease;
-No further premium will be accepted;
-Specified face amount increases and decreases will no longer be permitted; and
-All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy at issue and may be discontinued upon written request to the Company.

Supplemental Insurance Rider.  This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life ("base policy") coverage.  The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider.  Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy.  If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.  Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.

This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121, if the Policy is in force at that time.

You may increase the coverage provided by rider by making written request to the Company and providing evidence of insurability.  Increases must be at least $50,000.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased rider face amount.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables.  You may discontinue this rider upon written request to the Company.  If discontinued, the rider charge will cease.

No-Lapse Protection Rider.  The No-Lapse Protection provided by this rider works the same as the No-Lapse Protection provided by the Policy.  However, under this Rider, You must elect to allocate Account Value to (i) the Fixed Account or (ii) any designated Variable Sub-Account or static asset allocation model available for use with this rider.  The designated Variable Sub-Accounts and static asset allocation model(s) will tend to be conservative and as such may limit your investment return.  If you do not allocate and maintain Account Value accordingly, this rider will terminate.  The Variable Sub-Accounts designated for use with this rider are the Variable Sub-Accounts that invest in Franklin Templeton VIP Founding Funds Allocation Fund, AllianceBernstein VPS Balanced Wealth Strategy Portfolio, Fidelity VIP Freedom 2015 Portfolio, Fidelity VIP Freedom 2020 Portfolio, Fidelity VIP Freedom 2030 Portfolio, MFS® Total Return Portfolio, BlackRock Global Allocation V.I. Fund, Fidelity VIP Balanced Portfolio, Van Kampen UIF Equity & Income Portfolio, SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund and SCSM Ibbotson Moderate Fund.  We reserve the right to declare a particular Variable Sub-Account no longer suitable for allocation under this rider.  Any Account Value in such a Variable Sub-Account can remain in that Variable Sub-Account without causing this rider to terminate.  However, all future allocations of Account Value may only be made to Variable Sub-Accounts that are then designated as suitable for this rider.  We will supplement the prospectus and send advance notice to policyholders of any change in Variable Sub-Accounts designated for use with this rider.
Because of the requirement for allocation to more conservative Variable Sub-Accounts, asset allocation model(s) and the Fixed Account, the risk of poor investment performance is lessened.  Thus, the cost to the Company, referred to as the Lapse Protection Value, is less.  Accordingly, premium necessary to keep the Lapse Protection Value less Policy Debt greater than zero under this rider is considerably less than the premium necessary to keep the Lapse Protection Value less Policy Debt greater than zero under the Policy without this rider.

We are compensated for this reduction in premium funding levels by an offsetting rider charge.

The charge for this rider is equal to the rider charge percentage shown in the Policy then multiplied by the Total Net Amount at Risk.  The rider charge varies based on the Insured’s Issue Age, sex and risk classification. This rider must be elected at issue.  You may discontinue this rider upon written request to the Company.  If this rider is discontinued or terminated, the rider charge will cease.

Ask your financial advisor for an illustration at time of application to show how premium funding levels and hypothetical investment returns are different for the same No-Lapse Protection Period between the No-Lapse Protection provided under the Policy and the No-Lapse Protection provided by this rider.   The illustration will also show the impact of the No-Lapse Protection Rider charges on Account Value.

Travel Assistance Endorsement.  This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

-Medical Consultation and Evaluation
-Hospital Admission Guarantee
-Emergency Evacuation
-Critical Care Monitoring
-Medically Supervised Repatriation
-Prescription Assistance
-Emergency Message Transmission
-Emergency Trauma Counseling
-Transportation to Join Patient
-Care for Minor Children
-Legal and Interpreter Referrals
-Return Mortal Remains

“Covered Persons” are defined as:

(a)  For a Policy which is not trust-owned, the Insured and their dependents.
(b)  For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy at issue and is provided at no charge.  Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-make a request for reinstatement within three years from the date of termination;

-submit satisfactory evidence of insurability to us; and

-pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

-the monthly deductions overdue at the end of the grace period; plus

-any excess of Policy Debt over Cash Value at the end of the grace period; plus

-three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

-three times the monthly expense charges applicable at the date of reinstatement.

Although the Policy may be reinstated, the No Lapse Protection under the Policy and the No-Lapse Protection Rider no longer apply.  Once the Policy has terminated for no value, the Lapse Protection Value cannot be reinstated.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

-the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

-the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

-an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

-transfer ownership to a new owner;
-name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;
-change or revoke a contingent owner;
-change or revoke a beneficiary;
-exercise all other rights in the Policy;
-increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;
-change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments.  We may decide to add new Variable Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate endorsement to the Policy to reflect the substitution.

Entire Contract.  Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration.  Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification.  Upon notice to You, we may modify the Policy if such a modification-

-is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

-is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate endorsement to the Policy to reflect such modification.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.
Misstatement of Age or Sex (Non-Unisex Policy).  Unless state law requires otherwise, if the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:
     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

     Misstatement discovered prior to death-Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide.  If the Insured, whether sane or insane, commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds.  We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.
Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud (if permitted by state law), after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Specified Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.
Report to Owner.  We will send you a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on such loans.  There is no charge for this report.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials.  This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains.  Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period.  Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield.  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate.  When a yield assumes that income earned is reinvested, it is called an effective yield.  Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy.  These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence.  The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information

Performance information may be compared, in reports and promotional literature, to:

-the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Variable Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Variable Sub-Account.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to You and other prospective policyowners.  These topics may include:

-the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

-investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

-the advantages and disadvantages of investing in tax-deferred and taxable investments;

-customer profiles and hypothetical purchase and investment scenarios;

-financial management and tax and retirement planning; and

-investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico.  Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico.  However, due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-the aggregate amount of any premiums or other consideration paid for a Policy, minus

-the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus

-the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company") pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 90% of the first Policy Year’s Target Premium plus 3% of the premium in excess of the Target Premium.  Target Premium varies based on the Insured's Issue Age, sex and rating class.  Commissions will not exceed 3% of the premium received in Policy Year’s 2-10 and 2% of the premium received thereafter.  If a Surrender Charge Modification Rider is attached to the Policy, commissions will not exceed 31.5% of Target Premium received in Policy Years 1-3, 3% of premium received in Policy Years 4-10 and 2% of the premium received thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Ronald Klein, FSA, MAAA, Assistant Vice President, Product Management.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Assurance Company of Canada (U.S.), the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any Supplemental Insurance Rider Face Amount.

Fund-A mutual fund portfolio in which a Variable Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums.  The Initial Premium is shown in the Policy.

Insured-The person on whose life a Policy is issued.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the date a premium is paid equal to or in excess of the specified Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium-The Initial Premium is generally two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and the risk and underwriting classification of the Insured.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Policy Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider, Surrender Charge Modification rider and No-Lapse Protection rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Protection Period-The term when the Policy will not terminate if the Lapse Protection Value less Policy Debt is greater than zero.  The No-Lapse Protection Period is based on the planned periodic premium and the Issue Age, sex and risk classification of the Insured.  It is not available to policyowners who elect Death Benefit Option B.
Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date-The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge-A percentage charge deducted from each premium payment.

Principal Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to You by written notice.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk-The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Specified Face Amount-The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

Total Net Amount at Risk-The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit-A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value-The value of each Unit of assets in a Variable Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account I.

Variable Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You-is the owner of the Policy.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C

PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

• Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

• Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

• Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial companies have adopted this Notice.  Other Sun Life Financial affiliated companies have adopted their own privacy policies.  Please check their websites for details.

Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada (U.S. operations)	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York
Independence Life and Annuity Company

1 For a complete list of the Sun Life Financial member companies that have adopted this Privacy Policy, please see the reverse side of this Notice.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account I and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.
You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F  Street, N.E., Washington, D.C.  20549.

Securities Act of 1933 File No. 333-144628                                                                                                                                XMSD 44/655
Investment Company Act. File No. 811-09137

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN PROTECTOR

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
October 3, 2008
This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Protector Variable Universal Life Insurance prospectus, dated October 3, 2008.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-800-700-6554.

TABLE OF CONTENTS
THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	4
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT I	5
FINANCIAL STATEMENTS OF THE COMPANY	49

1

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening company:  Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

Sun Life of Canada (U.S.) Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2008, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the adoption of the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account I that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 90% of the first Policy Year’s Target Premium plus 3% of the premium in excess of Target Premium.  Target Premium varies based on the Insured's Issue Age, sex and rating class.  Commissions will not exceed 3% of the premium received in Policy Years 2-10 and 2% of the premium received thereafter.  If a Surrender Charge Modification Rider is attached to the Policy, commissions will not exceed 31.5% of Target Premium received in Policy Years 1-3, 3% of premium received in Policy Years 4-10 and 2% of premium received thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

THE POLICY

To apply for a Policy, You must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting basis.  We may require medical examinations and further information before the proposed application is approved.   Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increase mortality risk borne by the Company.  The cost of insurance charges are based on the 2001 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table.

Premium Expense Charge. We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state as it reflects an average of the state and local tax obligations.  As a result of the averaging, the percent may be more or less than your state and local taxes.

4

The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  For Policy Years 1-10, the Premium Expense Charge is 7.50%.  Thereafter, the Premium Expense Charge is 3.50%.
Increase in Face Amount.  After the first policy anniversary, You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge are determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS
The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) areincluded in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

4

Sun Life of Canada (U.S.) Variable Account I

Statements of Assets and Liabilities - December 31, 2007

Assets:
Investment in:	Shares	Cost	Value
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund Sub-Account (AI1)	98,156	$2,512,916	$2,882,836
V.I. Core Equity Fund Sub-Account (AI3)	41,111	991,880	1,196,749
V.I. International Growth Fund Sub-Account (AI4)	253,430	6,926,923	8,522,862
V.I. Small Cap Equity Fund Sub-Account (ASC)	20,930	335,169	325,036
V.I. Dynamics Fund Sub-Account (IV1)	16,382	182,796	315,184
V.I. Small Company Growth Fund Sub-Account (IV2) (b)	-	-	-
The Alger American Fund
Growth Portfolio Sub-Account (AL1) (b)	-	-	-
Income and Growth Portfolio Sub-Account (AL2)	22,146	213,884	268,405
Small Capitalization Portfolio Sub-Account (AL3)	4,638	76,715	154,544
Mid Cap Growth Portfolio Sub-Account (AL4)	26,712	559,919	630,937
AllianceBernstein Variable Product Series Fund, Inc.
Global Technology Portfolio Sub-Account (AN2)	9,584	132,504	194,661
Growth and Income Portfolio Sub-Account (AN3)	147,544	3,496,757	3,917,305
VPS International Value Portfolio Sub-Account (IVB)	7	169	168
Columbia Funds Variable Insurance Trust
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	11	168	167
Delaware Management Company
VIP Growth Opportunities Series Sub-Account (DGO)	6,719	130,083	143,521
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	208,568	3,578,810	3,236,982
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio Sub-Account (FL4)	88,634	12,448,988	14,505,847
Fidelity VIP Money Market Portfolio Sub-Account (FL5)	9,960,649	9,960,649	9,960,649
Fidelity VIP ContrafundTM Portfolio Sub-Account (FL6)	340,616	10,030,674	9,469,137
Fidelity VIP Overseas Portfolio Sub-Account (FL7)	286,263	5,589,066	7,219,555
Fidelity VIP Growth Portfolio Sub-Account (FL8)	65,885	2,299,729	2,964,187
Franklin Templeton Variable Insurance Products Trust
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	141,042	2,027,717	2,177,683
Templeton Foreign Securities Fund Sub-Account (FTI)	343,892	5,315,306	6,963,811
Franklin Income Securities Class 2 Sub-Account (ISC)	1,831	31,688	31,688
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	633	10,757	10,830
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund Sub-Account (GS2)	32,716	451,122	350,385
VIT Structured US Equity Fund Sub-Account (GS3)	284,210	3,891,844	3,740,205
VIT Growth and Income Fund Sub-Account (GS4)	46,866	601,008	587,235
VIT International Equity Fund Sub-Account (GS5)	98,733	1,076,757	1,358,564
Mid Cap Value Fund Sub-Account (GS8)	64,294	1,021,202	901,399
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	94,541	2,744,457	2,638,628
Mid Cap Value Portfolio Sub-Account (LA2)	160,894	3,547,293	3,040,890
M Financial Group
Brandes International Equity Sub-Account (MBI)	9	167	167
Frontier Capital Appreciation Sub-Account (MCA)	8	196	194
Turner Core Growth Sub-Account (MTC)	14	280	278
MFS/Sun Life Series Trust
Capital Appreciation Series Sub-Account (CAS)	11,203	178,554	254,751
Emerging Growth Series Sub-Account (EGS)	22,208	279,629	496,799
Emerging Markets Equity S Class Sub-Account (EM1)	5	140	139
Government Securities Series Sub-Account (GSS)	348,621	4,419,376	4,493,721

(b) Sub-Account closed on April 30, 2007.

See notes to financial statements

5

Sun Life of Canada (U.S.) Variable Account I

Statements of Assets and Liabilities - December 31, 2007 - continued

Assets:
Investment in:	Shares	Cost	Value
MFS/Sun Life Series Trust - continued
High Yield Series Sub-Account (HYS)	383,615	$2,588,814	$2,516,512
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	136,828	1,296,311	1,599,524
Massachusetts Investors Trust Series Sub-Account (MIT)	52,333	1,497,873	1,858,350
New Discovery Series Sub-Account (NWD)	101,974	1,496,896	1,656,055
Total Return Series Sub-Account (TRS)	277,670	5,030,857	5,414,571
Utilities Series Sub-Account (UTS)	72,521	1,489,876	2,140,821
Value S Class Sub-Account (MV1)	21	391	389
Value Series Sub-Account (MVS)	164,832	2,972,644	3,095,541
OCC Accumulation Trust
Equity Portfolio Sub-Account (OP1)	10,079	349,415	365,576
Mid Cap Value Portfolio Sub-Account (OP2)	6,604	93,152	107,052
Small Cap Portfolio Sub-Account (OP3)	12,525	369,380	365,602
Managed Portfolio Sub-Account (OP4)	572	22,334	22,114
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	16,649	685,100	785,478
PIMCO Variable Insurance Trust
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	11	140	141
Emerging Markets Bond Portfolio Sub-Account (PMB)	203,067	2,759,689	2,775,923
High Yield Portfolio Sub-Account (PHY)	213,199	1,755,252	1,716,254
Low Duration Portfolio Sub-Account (PLD)	656,030	6,676,901	6,757,113
Real Return Porfolio Sub-Account (PRR)	154,666	1,942,835	1,944,155
Total Return Portfolio Sub-Account (PTR)	574,849	5,879,480	6,030,162
Scudder VIT Funds
Scudder VIT Small Cap Index Fund Sub-Account (SSC)	274,606	4,001,953	4,036,707
Scudder Variable Series II
SVS Dreman Small Cap Value Portfolio Sub-Account (SCV)	133,542	2,774,582	2,686,861
Sun Capital Advisers Trust
FI Large Cap Growth Fund I Class Sub-Account (LCG)	31,458	329,553	335,032
Sun Capital Money Market Fund Sub-Account (SC1)	1,844,568	1,844,570	1,844,568
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	413,140	4,040,898	3,916,563
Sun Capital Real Estate Fund Sub-Account (SC3)	202,576	3,915,316	3,694,994
Sun Capital Blue Chip Mid Cap Fund Sub-Account (SC5)	231,671	4,211,206	4,158,497
Sun Capital Davis Venture Value Fund Sub-Account (SC7)	350,677	4,076,459	4,786,741
Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	148,576	2,069,308	1,928,511
Sun Capital All Cap Fund Sub-Account (SCM)	15,865	193,992	170,868
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	325,042	3,096,559	3,838,750
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	45,107	925,727	963,477
Net Assets Applicable to Contract Owners		$153,452,755	$164,469,001

See notes to financial statements

6

Sun Life of Canada (U.S.) Variable Account I

Statements of Assets and Liabilities - December 31, 2007 - continued

Net Assets Applicable to Contract Owners
	Units	Value
AIM Variable Insurance Funds, Inc.
AI1	257,402	$2,882,836
AI3	104,529	1,196,749
AI4	440,852	8,522,862
ASC	33,240	325,036
IV1	26,669	315,184
IV2 (b)	-	-
The Alger American Fund
AL1 (b)	-	-
AL2	23,752	268,405
AL3	10,379	154,544
AL4	31,471	630,937
AllianceBernstein Variable Product Series Fund, Inc.
AN2	21,491	194,661
AN3	296,128	3,917,305
IVB	18	168
Columbia Funds Variable Insurance Trust
MCC	17	167
Delaware Management Company
DGO	8,594	143,521
Dreyfus Investment Portfolios
DMC	224,645	3,236,982
Fidelity Variable Insurance Products Fund
FL4	1,173,459	14,505,847
FL5	831,604	9,960,649
FL6	495,829	9,469,137
FL7	418,763	7,219,555
FL8	256,969	2,964,187
Franklin Templeton Variable Insurance Products Trust
FTG	98,456	2,177,683
FTI	274,235	6,963,811
ISC	3,224	31,688
FVS	1,119	10,830
Goldman Sachs Variable Insurance Trust
GS2	21,273	350,385
GS3	318,747	3,740,205
GS4	41,513	587,235
GS5	97,648	1,358,564
GS8	55,785	901,399
Lord Abbett Series Fund, Inc.
LA1	180,307	2,638,628
LA2	205,509	3,040,890
M Financial Group
MBI	17	167
MCA	19	194
MTC	27	278

(b) Sub-Account closed on April 30, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Assets and Liabilities - December 31, 2007 - continued

Net Assets Applicable to Contract Owners
	Units	Value

MFS/Sun Life Series Trust
CAS	27,846	$254,751
EGS	46,721	496,799
EM1	14	139
GSS	320,778	4,493,721
HYS	166,361	2,516,512
MIS	161,651	1,599,524
MIT	155,066	1,858,350
NWD	148,834	1,656,055
TRS	356,492	5,414,571
UTS	99,503	2,140,821
MV1	39	389
MVS	192,230	3,095,541
OCC Accumulation Trust
OP1	24,951	365,576
OP2	3,531	107,052
OP3	15,200	365,602
OP4	1,663	22,114
Oppenheimer Variable Account Funds
OCF	53,717	785,478
PIMCO Variable Insurance Trust
PCR	13	141
PMB	125,761	2,775,923
PHY	100,127	1,716,254
PLD	597,369	6,757,113
PRR	142,419	1,944,155
PTR	461,754	6,030,162
Scudder VIT Funds
SSC	185,951	4,036,707
Scudder Variable Series II
SCV	155,065	2,686,861
Sun Capital Advisers Trust
LCG	33,156	335,032
SC1	151,263	1,844,568
SC2	271,065	3,916,563
SC3	131,107	3,694,994
SC5	211,467	4,158,497
SC7	332,271	4,786,741
SCB	124,288	1,928,511
SCM	10,939	170,868
T. Rowe Price Equity Series, Inc.
TBC	252,657	3,838,750
Van Kampen Life Insurance Trust
VGI	63,142	963,477
Net Assets		$164,469,001

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007

	AI1	AI3	AI4	ASC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (a)
Income:
Dividend income	$-	$13,486	$34,259	$141

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$111,501	$52,644	$682,900	$434
Realized gain distributions	-	-	-	9,441
Net realized gains (losses)	$111,501	$52,644	$682,900	$9,875

Net unrealized appreciation (depreciation) on investments:
End of year	$369,920	$204,869	$1,595,939	$(10,133)
Beginning of year	180,118	173,689	1,425,721	-
Change in unrealized appreciation (depreciation)	$189,802	$31,180	$170,218	$(10,133)

Realized and unrealized gains (losses)	$301,303	$83,824	$853,118	$(258)
Increase (Decrease) in net assets from operations	$301,303	$97,310	$887,377	$(117)

	IV1	IV2	AL1	AL2
	Sub-Account	Sub-Account (b)	Sub-Account (b)	Sub-Account
Income:
Dividend income	$-	$-	$-	$2,122

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$24,185	$64,924	$59,749	$3,387
Realized gain distributions	-	61,892	-	-
Net realized gains (losses)	$24,185	$126,816	$59,749	$3,387

Net unrealized appreciation (depreciation) on investments:
End of year	$132,388	$-	$-	$54,521
Beginning of year	118,132	103,947	37,969	33,944
Change in unrealized appreciation (depreciation)	$14,256	$(103,947)	$(37,969)	$20,577

Realized and unrealized gains (losses)	$38,441	$22,869	$21,780	$23,964
Increase (Decrease) in net assets from operations	$38,441	$22,869	$21,780	$26,086

(a)	For the period April 26, 2007 (commencement of operations) through December 31, 2007.
(b)	Sub-Account closed on April 30, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007 - continued

	AL3	AL4	AN2	AN3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-	$48,413

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$5,722	$6,806	$3,170	$271,086
Realized gain distributions	-	61,022	-	199,144
Net realized gains (losses)	$5,722	$67,828	$3,170	$470,230

Net unrealized appreciation (depreciation) on investments:
End of year	$77,829	$71,018	$62,157	$420,548
Beginning of year	59,667	9,042	32,173	740,783
Change in unrealized appreciation (depreciation)	$18,162	$61,976	$29,984	$(320,235)

Realized and unrealized gains (losses)	$23,884	$129,804	$33,154	$149,995
Increase (Decrease) in net assets from operations	$23,884	$129,804	$33,154	$198,408

	IVB	MCC	DGO	DMC
	Sub-Account (c)	Sub-Account (c)	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-	$16,140

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$-	$-	$1,400	$132,403
Realized gain distributions	-	-	-	458,561
Net realized gains (losses)	$-	$-	$1,400	$590,964

Net unrealized appreciation (depreciation) on investments:
End of year	$(1)	$(1)	$13,438	$(341,828)
Beginning of year	-	-	1,714	168,213
Change in unrealized appreciation (depreciation)	$(1)	$(1)	$11,724	$(510,041)

Realized and unrealized gains (losses)	$(1)	$(1)	$13,124	$80,923
Increase (Decrease) in net assets from operations	$(1)	$(1)	$13,124	$97,063
(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007. In some instances the Sub-Account did not generate investment activity.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007 - continued

	FL4	FL5	FL6	FL7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$509,547	$480,354	$75,035	$215,866

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$822,145	$-	$323,140	$503,852
Realized gain distributions	-	-	2,236,455	438,044
Net realized gains (losses)	$822,145	$-	$2,559,595	$941,896

Net unrealized appreciation (depreciation) on investments:
End of year	$2,056,859	$-	$(561,537)	$1,630,489
Beginning of year	2,685,189	-	750,620	1,724,902
Change in unrealized appreciation (depreciation)	$(628,330)	$-	$(1,312,157)	$(94,413)

Realized and unrealized gains (losses)	$193,815	$-	$1,247,438	$847,483
Increase (Decrease) in net assets from operations	$703,362	$480,354	$1,322,473	$1,063,349

	FL8	FTG	FTI	ISC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (c)
Income:
Dividend income	$15,001	$29,488	$130,793	$-

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$98,971	$54,289	$441,201	$-
Realized gain distributions	2,433	94,086	298,324	-
Net realized gains (losses)	$101,404	$148,375	$739,525	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$664,458	$149,966	$1,648,505	$-
Beginning of year	166,928	293,515	1,567,546	-
Change in unrealized appreciation (depreciation)	$497,530	$(143,549)	$80,959	$-

Realized and unrealized gains (losses)	$598,934	$4,826	$820,484	$-
Increase (Decrease) in net assets from operations	$613,935	$34,314	$951,277	$-

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007. In some instances the Sub-Account did not generate investment activity.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007 - continued

	FVS	GS2	GS3	GS4
	Sub-Account (c)	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$1,493	$41,428	$10,897

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(1)	$6,093	$65,656	$18,714
Realized gain distributions	-	38,704	290,696	56,109
Net realized gains (losses)	$(1)	$44,797	$356,352	$74,823

Net unrealized appreciation (depreciation) on investments:
End of year	$73	$(100,737)	$(151,639)	$(13,773)
Beginning of year	-	13,594	322,491	64,649
Change in unrealized appreciation (depreciation)	$73	$(114,331)	$(474,130)	$(78,422)

Realized and unrealized gains (losses)	$72	$(69,534)	$(117,778)	$(3,599)
Increase (Decrease) in net assets from operations	$72	$(68,041)	$(76,350)	$7,298

	GS5	GS8	LA1	LA2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,221	7,314	32,761	13,854

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$76,639	15,187	37,054	32,855
Realized gain distributions	143,275	135,337	180,658	407,268
Net realized gains (losses)	$219,914	150,524	217,712	440,123

Net unrealized appreciation (depreciation) on investments:
End of year	$281,807	(119,803)	(105,829)	(506,403)
Beginning of year	416,493	(3,229)	72,063	35,421
Change in unrealized appreciation (depreciation)	$(134,686)	(116,574)	(177,892)	(541,824)

Realized and unrealized gains (losses)	$85,228	33,950	39,820	(101,701)
Increase (Decrease) in net assets from operations	$103,449	41,264	72,581	(87,847)

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007. In some instances the Sub-Account did not generate investment activity.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007 - continued

	MBI	MCA	MTC	CAS
	Sub-Account (c)	Sub-Account (c)	Sub-Account (c)	Sub-Account
Income:
Dividend income	$-	$-	$-	$510

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$-	$-	$12,543
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$-	$-	$-	$12,543

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$(2)	$(2)	$76,197
Beginning of year	-	-	-	61,638
Change in unrealized appreciation (depreciation)	$-	$(2)	$(2)	$14,559

Realized and unrealized gains (losses)	$-	$(2)	$(2)	$27,102
Increase (Decrease) in net assets from operations	$-	$(2)	$(2)	$27,612

	EGS	EM1	GSS	HYS
	Sub-Account	Sub-Account (c)	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$192,035	$186,144

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$38,865	$-	$(44,961)	$32,123
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$38,865	$-	$(44,961)	$32,123

Net unrealized appreciation (depreciation) on investments:
End of year	$217,170	$(1)	$74,345	$(72,302)
Beginning of year	161,615	-	(67,775)	75,533
Change in unrealized appreciation (depreciation)	$55,555	$(1)	$142,120	$(147,835)

Realized and unrealized gains (losses)	$94,420	$(1)	$97,159	$(115,712)
Increase (Decrease) in net assets from operations	$94,420	$(1)	$289,194	$70,432

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007. In some instances the Sub-Account did not generate investment activity.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007 - continued

	MIS	MIT	NWD	TRS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,797	$21,254	$-	$148,845

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$58,467	$96,426	$49,433	$69,750
Realized gain distributions	-	-	42,120	200,643
Net realized gains (losses)	$58,467	$96,426	$91,553	$270,393

Net unrealized appreciation (depreciation) on investments:
End of year	$303,213	$360,477	$159,159	$383,714
Beginning of year	199,634	370,992	223,468	588,344
Change in unrealized appreciation (depreciation)	$103,579	$(10,515)	$(64,309)	$(204,630)

Realized and unrealized gains (losses)	$162,046	$85,911	$27,244	$65,763
Increase (Decrease) in net assets from operations	$167,843	$107,165	$27,244	$214,608

	UTS	MV1	MVS	OP1
	Sub-Account	Sub-Account (c)	Sub-Account	Sub-Account
Income:
Dividend income	$25,406	$-	$44,451	$2,314

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$169,794	$-	$54,634	$876
Realized gain distributions	-	-	161,458	59,174
Net realized gains (losses)	$169,794	$-	$216,092	$60,050

Net unrealized appreciation (depreciation) on investments:
End of year	$650,945	$(2)	$122,897	$16,161
Beginning of year	369,408	-	210,383	63,337
Change in unrealized appreciation (depreciation)	$281,537	$(2)	$(87,486)	$(47,176)

Realized and unrealized gains (losses)	$451,331	$(2)	$128,606	$12,874
Increase (Decrease) in net assets from operations	$476,737	$(2)	$173,057	$15,188

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007. In some instances the Sub-Account did not generate investment activity.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007 - continued

	OP2	OP3	OP4	OCF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$197	$-	$510	$1,494

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$3,306	$(836)	$4	$23,130
Realized gain distributions	3,637	89,244	1,719	-
Net realized gains (losses)	$6,943	$88,408	$1,723	$23,130

Net unrealized appreciation (depreciation) on investments:
End of year	$13,900	$(3,778)	$(220)	$100,378
Beginning of year	12,541	81,707	1,294	41,408
Change in unrealized appreciation (depreciation)	$1,359	$(85,485)	$(1,514)	$58,970

Realized and unrealized gains (losses)	$8,302	$2,923	$209	$82,100
Increase (Decrease) in net assets from operations	$8,499	$2,923	$719	$83,594

	PCR	PMB	PHY	PLD
	Sub-Account (c)	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$146,153	$118,492	$293,144

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$30,827	$(8,306)	$(14,507)
Realized gain distributions	-	54,677	-	-
Net realized gains (losses)	$-	$85,504	$(8,306)	$(14,507)

Net unrealized appreciation (depreciation) on investments:
End of year	$1	$16,234	$(38,998)	$80,212
Beginning of year	-	100,609	22,289	(88,503)
Change in unrealized appreciation (depreciation)	$1	$(84,375)	$(61,287)	$168,715

Realized and unrealized gains (losses)	$1	$1,129	$(69,593)	$154,208
Increase (Decrease) in net assets from operations	$1	$147,282	$48,899	$447,352

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007. In some instances the Sub-Account did not generate investment activity.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007 - continued

	PRR	PTR	SSC	SCV
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$82,740	$260,782	$22,028	$20,985

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(13,685)	$(38,718)	$107,485	$34,253
Realized gain distributions	4,519	-	230,481	303,356
Net realized gains (losses)	$(9,166)	$(38,718)	$337,966	$337,609

Net unrealized appreciation (depreciation) on investments:
End of year	$1,320	$150,682	$34,754	$(87,721)
Beginning of year	(106,944)	(98,632)	522,346	228,277
Change in unrealized appreciation (depreciation)	$108,264	$249,314	$(487,592)	$(315,998)

Realized and unrealized gains (losses)	$99,098	$210,596	$(149,626)	$21,611
Increase (Decrease) in net assets from operations	$181,838	$471,378	$(127,598)	$42,596

	LCG	SC1	SC2	SC3
	Sub-Account (a)	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$94,515	$188,453	$64,780

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(61)	$-	$(23,615)	$310,118
Realized gain distributions	840	-	-	539,471
Net realized gains (losses)	$779	$-	$(23,615)	$849,589

Net unrealized appreciation (depreciation) on investments:
End of year	$5,479	$(2)	$(124,335)	$(220,322)
Beginning of year	-	-	(93,791)	1,267,759
Change in unrealized appreciation (depreciation)	$5,479	$(2)	$(30,544)	$(1,488,081)

Realized and unrealized gains (losses)	$6,258	$(2)	$(54,159)	$(638,492)
Increase (Decrease) in net assets from operations	$6,258	$94,513	$134,294	$(573,712)

 (a) For the period April 26, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Operations - Year Ended December 31, 2007 - continued

	SC5	SC7	SCB	SCM
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$46,747	$26,401	$-	$1,538

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$182,650	$178,189	$2,442	$17,041
Realized gain distributions	707,198	-	246,612	11,402
Net realized gains (losses)	$889,848	$178,189	$249,054	$28,443

Net unrealized appreciation (depreciation) on investments:
End of year	$(52,709)	$710,282	$(140,797)	$(23,124)
Beginning of year	346,668	754,617	133,123	10,976
Change in unrealized appreciation (depreciation)	$(399,377)	$(44,335)	$(273,920)	$(34,100)

Realized and unrealized gains (losses)	$490,471	$133,854	$(24,866)	$(5,657)
Increase (Decrease) in net assets from operations	$537,218	$160,255	$(24,866)	$(4,119)

	TBC	VGI
	Sub-Account	Sub-Account
Income:
Dividend income	$16,126	$12,617

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$173,290	$7,524
Realized gain distributions	-	29,500
Net realized gains (losses)	$173,290	$37,024

Net unrealized appreciation (depreciation) on investments:
End of year	$742,191	$37,750
Beginning of year	519,757	68,929
Change in unrealized appreciation (depreciation)	$222,434	$(31,179)

Realized and unrealized gains (losses)	$395,724	$5,845
Increase (Decrease) in net assets from operations	$411,850	$18,462

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets

	AI1		AI3		AI4		ASC		IV1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007 (a)	2006	2007	2006
Operations:
Net investment income	$-	$1,082	$13,486	$9,602	$34,259	$55,085	$141	$-	$-	$-
Net realized gains (losses)	111,501	101,957	52,644	228,557	682,900	497,710	9,875	-	24,185	15,773
Net unrealized gains (losses)	189,802	(39,505)	31,180	(18,548)	170,218	569,093	(10,133)	-	14,256	30,885
Increase (Decrease) in net assets from
operations	$301,303	$63,534	$97,310	$219,611	$887,377	$1,121,888	$(117)	$-	$38,441	$46,658

Contract Owner Transactions:
Purchase payments received	$169,546	$183,658	$(12)	$-	$1,633,428	$604,788	$(8)	$-	$-	$-
Net transfers between Sub-Accounts and
Fixed Account	830,543	611,233	(53,075)	489,481	882,725	1,388,016	357,237	-	(5,697)	(11,190)
Withdrawals and surrenders	(64,636)	(9,787)	(21,074)	(363,889)	(284,672)	(27,858)	(18,554)	-	(16,734)	(892)
Mortality and expense risk charges	(16,875)	(9,469)	(9,824)	(9,538)	(48,299)	(22,642)	(1,937)	-	(2,827)	(1,772)
Charges for life insurance protection and
monthly administration charge	(210,763)	(149,818)	(65,868)	(92,424)	(440,287)	(280,302)	(11,585)	-	(18,934)	(20,844)
Increase (decrease) in net assets from
contract owner activity	$707,815	$625,817	$(149,853)	$23,630	$1,742,895	$1,662,002	$325,153	$-	$(44,192)	$(34,698)

Increase (decrease) in net assets	$1,009,118	$689,351	$(52,543)	$243,241	$2,630,272	$2,783,890	$325,036	$-	$(5,751)	$11,960

Net Assets:
Beginning of year	$1,873,718	$1,184,367	$1,249,292	$1,006,051	$5,892,590	$3,108,700	$-	$-	$320,935	$308,975
End of year	$2,882,836	$1,873,718	$1,196,749	$1,249,292	$8,522,862	$5,892,590	$325,036	$-	$315,184	$320,935

Unit Transactions:
Beginning of year	186,833	-	116,873	-	351,267	-	-	-	30,465	-
Purchased	16,904	124,767	(1)	115,293	83,959	240,420	(1)	-	-	34,056
Transferred between Sub-Accounts and
Fixed Accumulation Account	82,805	-	(4,372)	-	45,372	-	36,520	-	(489)	-
Withdrawn, surrendered, and redeemed
for contract charges	(29,140)	-	(7,971)	-	(39,746)	-	(3,279)	-	(3,307)	-
End of year	257,402	124,767	104,529	115,293	440,852	240,420	33,240	-	26,669	34,056
 (a) For the period April 26, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	IV2		AL1		AL2		AL3		AL4
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	December 31,	April 30,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (b)	2006	2007 (b)	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$-	$-	$-	$512	$2,122	$4,614	$-	$-	$-	$-
Net realized gains (losses)	126,816	27,017	59,749	24,830	3,387	13,621	5,722	5,293	67,828	39,617
Net unrealized gains (losses)	(103,947)	21,829	(37,969)	(4,451)	20,577	13,467	18,162	19,824	61,976	(8,037)
Increase (Decrease) in net assets from
operations	$22,869	$48,846	$21,780	$20,891	$26,086	$31,702	$23,884	$25,117	$129,804	$31,580

Contract Owner Transactions:
Purchase payments received	$-	$-	$-	$-	$(7)	$234	$-	$-	$47,437	$66,200
Net transfers between Sub-Accounts and
Fixed Account	(370,741)	(32,173)	(305,494)	(132,796)	(6,028)	(4,625)	(422)	(2,192)	177,716	(18,755)
Withdrawals and surrenders	(1,695)	(5,101)	(43)	(1,011)	(90)	(126,974)	(15)	(147)	(45,626)	(128)
Mortality and expense risk charges	(790)	(2,273)	(819)	(2,409)	(3,521)	(2,893)	(1,557)	(734)	(3,698)	(2,033)
Charges for life insurance protection and
monthly administration charge	(6,902)	(26,183)	(6,000)	(23,268)	(15,239)	(27,820)	(10,028)	(10,624)	(30,562)	(24,094)
Increase (decrease) in net assets from
contract owner activity	$(380,128)	$(65,730)	$(312,356)	$(159,484)	$(24,885)	$(162,078)	$(12,022)	$(13,697)	$145,267	$21,190

Increase (decrease) in net assets	$(357,259)	$(16,884)	$(290,576)	$(138,593)	$1,201	$(130,376)	$11,862	$11,420	$275,071	$52,770

Net Assets:
Beginning of year	$357,259	$374,143	$290,576	$429,169	$267,204	$397,580	$142,682	$131,262	$355,866	$303,096
End of year	$-	$357,259	$-	$290,576	$268,405	$267,204	$154,544	$142,682	$630,937	$355,866

Unit Transactions:
Beginning of year	34,509	-	32,329	-	25,907	-	11,152	-	23,352	-
Purchased	-	41,152	-	51,150	(1)	43,301	-	12,298	2,651	21,906
Transferred between Sub-Accounts and
Fixed Accumulation Account	(33,657)	-	(31,619)	-	(522)	-	(27)	-	9,933	-
Withdrawn, surrendered, and redeemed
for contract charges	(852)	-	(710)	-	(1,632)	-	(746)	-	(4,465)	-
End of year	-	41,152	-	51,150	23,752	43,301	10,379	12,298	31,471	21,906

(b) Sub-Account closed on April 30, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	AN2		AN3		IVB		MCC		DGO
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (c)	2006	2007 (c)	2006	2007	2006
Operations:
Net investment income	$-	$-	$48,413	$44,926	$-	$-	$-	$-	$-	$-
Net realized gains (losses)	3,170	4,398	470,230	345,723	-	-	-	-	1,400	11,416
Net unrealized gains (losses)	29,984	9,080	(320,235)	253,959	(1)	-	(1)	-	11,724	(4,838)
Increase (Decrease) in net assets from
operations	$33,154	$13,478	$198,408	$644,608	$(1)	$-	$(1)	$-	$13,124	$6,578

Contract Owner Transactions:
Purchase payments received	$-	$-	$569,008	$693,503	$470	$-	$471	$-	$26,617	$60,545
Net transfers between Sub-Accounts and
Fixed Account	-	(5,656)	(714,017)	71,212	-	-	-	-	3,645	(69,639)
Withdrawals and surrenders	(500)	(587)	(310,071)	(159,715)	3	-	1	-	(376)	(633)
Mortality and expense risk charges	(1,247)	(1,082)	(35,121)	(25,296)	(1)	-	(1)	-	(1,539)	(1,162)
Charges for life insurance protection and
monthly administration charge	(7,633)	(7,998)	(294,080)	(324,665)	(303)	-	(303)	-	(8,803)	(11,296)
Increase (decrease) in net assets from
contract owner activity	$(9,380)	$(15,323)	$(784,281)	$255,039	$169	$-	$168	$-	$19,544	$(22,185)

Increase (decrease) in net assets	$23,774	$(1,845)	$(585,873)	$899,647	$168	$-	$167	$-	$32,668	$(15,607)

Net Assets:
Beginning of year	$170,887	$172,732	$4,503,178	$3,603,531	$-	$-	$-	$-	$110,853	$126,460
End of year	$194,661	$170,887	$3,917,305	$4,503,178	$168	$-	$167	$-	$143,521	$110,853

Unit Transactions:
Beginning of year	22,621	-	356,895	-	-	-	-	-	7,498	-
Purchased	-	24,780	44,087	334,161	49	-	47	-	1,493	9,097
Transferred between Sub-Accounts and
Fixed Accumulation Account	-	-	(55,323)	-	-	-	-	-	204	-
Withdrawn, surrendered, and redeemed
for contract charges	(1,130)	-	(49,531)	-	(31)	-	(30)	-	(601)	-
End of year	21,491	24,780	296,128	334,161	18	-	17	-	8,594	9,097

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	DMC		FL4		FL5		FL6		FL7
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$16,140	$12,279	$509,547	$177,169	$480,354	$503,943	$75,035	$65,733	$215,866	$38,151
Net realized gains (losses)	590,964	582,192	822,145	338,057	-	-	2,559,595	840,432	941,896	394,128
Net unrealized gains (losses)	(510,041)	(318,759)	(628,330)	1,256,936	-	-	(1,312,157)	(284,768)	(94,413)	480,507
Increase (Decrease) in net assets from
operations	$97,063	$275,712	$703,362	$1,772,162	$480,354	$503,943	$1,322,473	$621,397	$1,063,349	$912,786

Contract Owner Transactions:
Purchase payments received	$502,606	$605,814	$1,691,601	$1,991,011	$2,026,625	$3,763,662	$1,381,031	$763,234	$778,122	$787,072
Net transfers between Sub-Accounts and
Fixed Account	(781,090)	490,047	(675,621)	1,327,435	(1,479,264)	(4,567,367)	706,315	1,130,313	200,357	398,645
Withdrawals and surrenders	(423,477)	(48,169)	(584,042)	65,394	(280,979)	(334,800)	(162,796)	(190,127)	(545,121)	(80,920)
Mortality and expense risk charges	(26,553)	(22,020)	(104,815)	(74,137)	(100,359)	(78,452)	(55,267)	(31,691)	(41,604)	(30,345)
Charges for life insurance protection and
monthly administration charge	(253,486)	(269,069)	(1,027,851)	(1,033,557)	(836,275)	(1,020,767)	(453,118)	(322,526)	(442,399)	(405,690)
Increase (decrease) in net assets from
contract owner activity	$(982,000)	$756,603	$(700,728)	$2,276,146	$(670,252)	$(2,237,724)	$1,416,165	$1,349,203	$(50,645)	$668,762

Increase (decrease) in net assets	$(884,937)	$1,032,315	$2,634	$4,048,308	$(189,898)	$(1,733,781)	$2,738,638	$1,970,600	$1,012,704	$1,581,548

Net Assets:
Beginning of year	$4,121,919	$3,089,604	$14,503,213	$10,454,905	$10,150,547	$11,884,328	$6,730,499	$4,759,899	$6,206,851	$4,625,303
End of year	$3,236,982	$4,121,919	$14,505,847	$14,503,213	$9,960,649	$10,150,547	$9,469,137	$6,730,499	$7,219,555	$6,206,851

Unit Transactions:
Beginning of year	289,998	-	1,235,790	-	890,859	-	414,771	-	421,594	-
Purchased	33,448	234,302	150,472	1,030,028	179,168	1,092,670	79,047	326,818	43,495	370,882
Transferred between Sub-Accounts and
Fixed Accumulation Account	(51,982)	-	(60,098)	-	(130,777)	-	40,428	-	11,199	-
Withdrawn, surrendered, and redeemed
for contract charges	(46,819)	-	(152,705)	-	(107,646)	-	(38,417)	-	(57,525)	-
End of year	224,645	234,302	1,173,459	1,030,028	831,604	1,092,670	495,829	326,818	418,763	370,882

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

 Statements of Changes in Net Assets - continued

	FL8		FTG		FTI		ISC		FVS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007 (c)	2006	2007 (c)	2006
Operations:
Net investment income	$15,001	$3,093	$29,488	$17,958	$130,793	$69,424	$-	$-	$-	$-
Net realized gains (losses)	101,404	55,687	148,375	97,463	739,525	154,141	-	-	(1)	-
Net unrealized gains (losses)	497,530	37,383	(143,549)	150,939	80,959	843,727	-	-	73	-
Increase (Decrease) in net assets from
operations	$613,935	$96,163	$34,314	$266,360	$951,277	$1,067,292	$-	$-	$72	$-

Contract Owner Transactions:
Purchase payments received	$365,781	$182,659	$184,707	$155,623	$766,432	$884,819	$31,870	$-	$11,173	$-
Net transfers between Sub-Accounts and
Fixed Account	116,431	823,374	298,632	534,089	(608,096)	694,348	-	-	-	-
Withdrawals and surrenders	(65,321)	(22,121)	(53,330)	(35,694)	(297,789)	(63,997)	-	-	1	-
Mortality and expense risk charges	(16,036)	(10,221)	(12,924)	(8,221)	(39,719)	(31,024)	(5)	-	(3)	-
Charges for life insurance protection and
monthly administration charge	(143,933)	(110,156)	(110,267)	(82,981)	(386,355)	(361,394)	(177)	-	(413)	-
Increase (decrease) in net assets from
contract owner activity	$256,922	$863,535	$306,818	$562,816	$(565,527)	$1,122,752	$31,688	$-	$10,758	$-

Increase (decrease) in net assets	$870,857	$959,698	$341,132	$829,176	$385,750	$2,190,044	$31,688	$-	$10,830	$-

Net Assets:
Beginning of year	$2,093,330	$1,133,632	$1,836,551	$1,007,375	$6,578,061	$4,388,017	$-	$-	$-	$-
End of year	$2,964,187	$2,093,330	$2,177,683	$1,836,551	$6,963,811	$6,578,061	$31,688	$-	$10,830	$-

Unit Transactions:
Beginning of year	228,802	-	84,981	-	299,049	-	-	-	-	-
Purchased	40,101	133,080	8,112	56,779	33,630	242,295	3,243	-	1,162	-
Transferred between Sub-Accounts and
Fixed Accumulation Account	12,765	-	13,115	-	(26,682)	-	-	-	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(24,699)	-	(7,752)	-	(31,762)	-	(19)	-	(43)	-
End of year	256,969	133,080	98,456	56,779	274,235	242,295	3,224	-	1,119	-

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	GS2		GS3		GS4		GS5		GS8
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$1,493	$2,581	$41,428	$18,075	$10,897	$8,877	$18,221	$20,926	$7,314	$9,855
Net realized gains (losses)	44,797	34,425	356,352	66,451	74,823	72,798	219,914	89,015	150,524	151,392
Net unrealized gains (losses)	(114,331)	5,023	(474,130)	113,264	(78,422)	25,855	(134,686)	142,007	(116,574)	17,399
Increase (Decrease) in net assets from
operations	$(68,041)	$42,029	$(76,350)	$197,790	$7,298	$107,530	$103,449	$251,948	$41,264	$178,646

Contract Owner Transactions:
Purchase payments received	$31,879	$35,575	$339,638	$209,275	$67,761	$67,049	$86,852	$103,797	$468	$104,286
Net transfers between Sub-Accounts and
Fixed Account	40,712	(15,119)	2,039,360	(14,788)	(395)	(13,293)	(2,838)	(107,874)	(156,871)	(487,649)
Withdrawals and surrenders	(17,157)	(855)	(81,314)	(97,221)	144	(11,274)	(59,410)	(4,491)	(3,723)	2,149
Mortality and expense risk charges	(2,164)	(2,039)	(31,741)	(9,262)	(3,344)	(2,847)	(7,634)	(6,846)	(7,193)	(7,356)
Charges for life insurance protection and
monthly administration charge	(21,404)	(21,170)	(154,044)	(94,875)	(41,236)	(38,568)	(89,291)	(80,726)	(58,975)	(78,757)
Increase (decrease) in net assets from
contract owner activity	$31,866	$(3,608)	$2,111,899	$(6,871)	$22,930	$1,067	$(72,321)	$(96,140)	$(226,294)	$(467,327)

Increase (decrease) in net assets	$(36,175)	$38,421	$2,035,549	$190,919	$30,228	$108,597	$31,128	$155,808	$(185,030)	$(288,681)

Net Assets:
Beginning of year	$386,560	$348,139	$1,704,656	$1,513,737	$557,007	$448,410	$1,327,436	$1,171,628	$1,086,429	$1,375,110
End of year	$350,385	$386,560	$3,740,205	$1,704,656	$587,235	$557,007	$1,358,564	$1,327,436	$901,399	$1,086,429

Unit Transactions:
Beginning of year	19,409	-	144,902	-	39,319	-	102,983	-	68,934	-
Purchased	1,865	19,634	27,958	145,363	6,484	39,112	6,408	110,987	27	101,376
Transferred between Sub-Accounts and
Fixed Accumulation Account	2,382	-	167,874	-	(38)	-	(209)	-	(9,115)	-
Withdrawn, surrendered, and redeemed
for contract charges	(2,383)	-	(21,987)	-	(4,252)	-	(11,534)	-	(4,061)	-
End of year	21,273	19,634	318,747	145,363	41,513	39,112	97,648	110,987	55,785	101,376

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	LA1		LA2		MBI		MCA		MTC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (c)	2006	2007 (c)	2006	2007 (c)	2006
Operations:
Net investment income	$32,761	$18,011	$13,854	$7,398	$-	$-	$-	$-	$-	$-
Net realized gains (losses)	217,712	54,911	440,123	143,021	-	-	-	-	-	-
Net unrealized gains (losses)	(177,892)	92,467	(541,824)	5,790	-	-	(2)	-	(2)	-
Increase (Decrease) in net assets from
operations	$72,581	$165,389	$(87,847)	$156,209	$-	$-	$(2)	$-	$(2)	$-

Contract Owner Transactions:
Purchase payments received	$289,935	$167,969	$372,871	$299,084	$471	$-	$550	$-	$785	$-
Net transfers between Sub-Accounts and
Fixed Account	904,589	595,338	1,481,565	37,514	-	-	-	-	-	-
Withdrawals and surrenders	(9,914)	1,474	(77,878)	(41,902)	-	-	-	-	1	-
Mortality and expense risk charges	(22,883)	(6,866)	(22,845)	(8,000)	(1)	-	(1)	-	(1)	-
Charges for life insurance protection and
monthly administration charge	(137,498)	(69,627)	(154,139)	(100,437)	(303)	-	(353)	-	(505)	-
Increase (decrease) in net assets from
contract owner activity	$1,024,229	$688,288	$1,599,574	$186,259	$167	$-	$196	$-	$280	$-

Increase (decrease) in net assets	$1,096,810	$853,677	$1,511,727	$342,468	$167	$-	$194	$-	$278	$-

Net Assets:
Beginning of year	$1,541,818	$688,141	$1,529,163	$1,186,695	$-	$-	$-	$-	$-	$-
End of year	$2,638,628	$1,541,818	$3,040,890	$1,529,163	$167	$-	$194	$-	$278	$-

Unit Transactions:
Beginning of year	108,969	-	103,941	-	-	-	-	-	-	-
Purchased	20,194	57,041	23,676	90,528	47	-	54	-	77	-
Transferred between Sub-Accounts and Fixed
Accumulation Account	63,005	-	94,075	-	-	-	-	-	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(11,861)	-	(16,183)	-	(30)	-	(35)	-	(50)	-
End of year	180,307	57,041	205,509	90,528	17	-	19	-	27	-
(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	CAS		EGS		EM1		GSS		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (c)	2006	2007	2006	2007	2006
Operations:
Net investment income	$510	$592	$-	$-	$-	$-	$192,035	$141,847	$186,144	$226,131
Net realized gains (losses)	12,543	10,996	38,865	25,167	-	-	(44,961)	(39,397)	32,123	8,713
Net unrealized gains (losses)	14,559	3,253	55,555	11,799	(1)	-	142,120	14,282	(147,835)	62,695
Increase (Decrease) in net assets from
operations	$27,612	$14,841	$94,420	$36,966	$(1)	$-	$289,194	$116,732	$70,432	$297,539

Contract Owner Transactions:
Purchase payments received	$-	$-	$(19)	$-	$392	$-	$744,050	$413,057	$342,149	$391,738
Net transfers between Sub-Accounts and
Fixed Account	(4,721)	(27,565)	(24,509)	(20,219)	-	-	486,002	224,203	(855,809)	263,493
Withdrawals and surrenders	(869)	(4,999)	(10,918)	(5,264)	1	-	(91,256)	(33,920)	(77,905)	(129,959)
Mortality and expense risk charges	(2,021)	(1,756)	(5,334)	(3,049)	(1)	-	(37,223)	(22,140)	(21,353)	(18,587)
Charges for life insurance protection and
monthly administration charge	(26,918)	(28,061)	(32,612)	(35,840)	(252)	-	(269,695)	(230,013)	(208,822)	(240,437)
Increase (decrease) in net assets from
contract owner activity	$(34,529)	$(62,381)	$(73,392)	$(64,372)	$140	$-	$831,878	$351,187	$(821,740)	$266,248

Increase (decrease) in net assets	$(6,917)	$(47,540)	$21,028	$(27,406)	$139	$-	$1,121,072	$467,919	$(751,308)	$563,787

Net Assets:
Beginning of year	$261,668	$309,208	$475,771	$503,177	$-	$-	$3,372,649	$2,904,730	$3,267,820	$2,704,033
End of year	$254,751	$261,668	$496,799	$475,771	$139	$-	$4,493,721	$3,372,649	$2,516,512	$3,267,820

Unit Transactions:
Beginning of year	31,485	-	53,802	-	-	-	256,685	-	219,625	-
Purchased	-	39,568	(2)	61,332	39	-	57,326	228,634	22,177	200,681
Transferred between Sub-Accounts and
Fixed Accumulation Account	(498)	-	(2,365)	-	-	-	37,445	-	(55,472)	-
Withdrawn, surrendered, and redeemed
for contract charges	(3,141)	-	(4,714)	-	(25)	-	(30,678)	-	(19,969)	-
End of year	27,846	39,568	46,721	61,332	14	-	320,778	228,634	166,361	200,681

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	MIS		MIT		NWD		TRS		UTS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$5,797	$1,219	$21,254	$13,775	$-	$-	$148,845	$130,720	$25,406	$30,506
Net realized gains (losses)	58,467	29,143	96,426	93,067	91,553	101,356	270,393	302,717	169,794	163,209
Net unrealized gains (losses)	103,579	71,858	(10,515)	111,496	(64,309)	49,317	(204,630)	128,930	281,537	143,184
Increase (Decrease) in net assets from
operations	$167,843	$102,220	$107,165	$218,338	$27,244	$150,673	$214,608	$562,367	$476,737	$336,899

Contract Owner Transactions:
Purchase payments received	$169,045	$222,168	$190,537	$184,085	$171,491	$202,082	$380,846	$407,600	$158,544	$168,241
Net transfers between Sub-Accounts and
Fixed Account	(63,781)	40,062	(28,229)	(65,235)	189,937	(51,642)	263,883	30,876	7,650	211,688
Withdrawals and surrenders	(31,001)	(18,004)	(68,883)	(4,103)	(18,760)	21,213	(58,577)	(280,733)	(56,217)	(8,864)
Mortality and expense risk charges	(12,294)	(8,533)	(14,279)	(9,843)	(11,192)	(7,940)	(42,026)	(29,227)	(10,885)	(6,035)
Charges for life insurance protection and
monthly administration charge	(97,650)	(100,517)	(129,184)	(130,585)	(114,256)	(113,343)	(286,657)	(310,013)	(120,717)	(85,925)
Increase (decrease) in net assets from
contract owner activity	$(35,681)	$135,176	$(50,038)	$(25,681)	$217,220	$50,370	$257,469	$(181,497)	$(21,625)	$279,105

Increase (decrease) in net assets	$132,162	$237,396	$57,127	$192,657	$244,464	$201,043	$472,077	$380,870	$455,112	$616,004

Net Assets:
Beginning of year	$1,467,362	$1,229,966	$1,801,223	$1,608,566	$1,411,591	$1,210,548	$4,942,494	$4,561,624	$1,685,709	$1,069,705
End of year	$1,599,524	$1,467,362	$1,858,350	$1,801,223	$1,656,055	$1,411,591	$5,414,571	$4,942,494	$2,140,821	$1,685,709

Unit Transactions:
Beginning of year	164,036	-	158,329	-	127,257	-	336,951	-	99,015	-
Purchased	11,302	148,002	12,427	160,325	17,035	123,740	28,904	350,371	15,854	82,133
Transferred between Sub-Accounts and
Fixed Accumulation Account	(4,264)	-	(1,841)	-	18,867	-	20,027	-	765	-
Withdrawn, surrendered, and redeemed
for contract charges	(9,423)	-	(13,849)	-	(14,325)	-	(29,390)	-	(16,131)	-
End of year	161,651	148,002	155,066	160,325	148,834	123,740	356,492	350,371	99,503	82,133

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	MV1		MVS		OP1		OP2		OP3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (c)	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$-	$-	$44,451	$19,958	$2,314	$2,888	$197	$-	$-	$-
Net realized gains (losses)	-	-	216,092	132,123	60,050	80,432	6,943	17,505	88,408	21,223
Net unrealized gains (losses)	(2)	-	(87,486)	143,511	(47,176)	11,453	1,359	(2,632)	(85,485)	59,138
Increase (Decrease) in net assets from
operations	$(2)	$-	$173,057	$295,592	$15,188	$94,773	$8,499	$14,873	$2,923	$80,361

Contract Owner Transactions:
Purchase payments received	$1,099	$-	$407,078	$196,021	$-	$-	$(3)	$-	$(2)	$-
Net transfers between Sub-Accounts and
Fixed Account	-	-	763,581	257,268	10	(332,567)	(14,135)	(215)	(18,814)	-
Withdrawals and surrenders	1	-	(83,800)	1,137	(5)	-	(89)	(209)	(3)	(225)
Mortality and expense risk charges	(2)	-	(16,400)	(8,917)	(1,924)	(3,231)	(696)	(687)	(2,102)	(1,934)
Charges for life insurance protection and
monthly administration charge	(707)	-	(138,790)	(72,722)	(14,757)	(21,560)	(9,674)	(10,121)	(19,270)	(16,668)
Increase (decrease) in net assets from
contract owner activity	$391	$-	$931,669	$372,787	$(16,676)	$(357,358)	$(24,597)	$(11,232)	$(40,191)	$(18,827)

Increase (decrease) in net assets	$389	$-	$1,104,726	$668,379	$(1,488)	$(262,585)	$(16,098)	$3,641	$(37,268)	$61,534

Net Assets:
Beginning of year	$-	$-	$1,990,815	$1,322,436	$367,064	$629,649	$123,150	$119,509	$402,870	$341,336
End of year	$389	$-	$3,095,541	$1,990,815	$365,576	$367,064	$107,052	$123,150	$365,602	$402,870

Unit Transactions:
Beginning of year	-	-	133,384	-	25,041	-	4,314	-	16,571	-
Purchased	110	-	25,712	107,101	-	49,614	-	4,728	-	17,428
Transferred between Sub-Accounts and
Fixed Accumulation Account	-	-	48,229	-	-	-	(450)	-	(642)	-
Withdrawn, surrendered, and redeemed
for contract charges	(71)	-	(15,095)	-	(90)	-	(333)	-	(729)	-
End of year	39	-	192,230	107,101	24,951	49,614	3,531	4,728	15,200	17,428

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	OP4		OCF		PCR		PMB		PHY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007 (c)	2006	2007	2006	2007	2006
Operations:
Net investment income	$510	$415	$1,494	$1,177	$-	$-	$146,153	$103,122	$118,492	$76,869
Net realized gains (losses)	1,723	2,421	23,130	2,490	-	-	85,504	46,543	(8,306)	1,108
Net unrealized gains (losses)	(1,514)	(619)	58,970	27,364	1	-	(84,375)	33,556	(61,287)	20,826
Increase (Decrease) in net assets from
operations	$719	$2,217	$83,594	$31,031	$1	$-	$147,282	$183,221	$48,899	$98,803

Contract Owner Transactions:
Purchase payments received	$-	$-	$80,121	$84,364	$393	$-	$455,625	$361,446	$323,034	$145,026
Net transfers between Sub-Accounts and
Fixed Account	-	-	68,957	243,540	-	-	147,701	332,714	106,275	233,027
Withdrawals and surrenders	(2)	-	(16,286)	(599)	-	-	(123,312)	(20,833)	(29,978)	(5,087)
Mortality and expense risk charges	(141)	(140)	(4,586)	(2,396)	(1)	-	(21,569)	(11,912)	(15,724)	(6,995)
Charges for life insurance protection and
monthly administration charge	(2,410)	(2,409)	(37,567)	(25,722)	(252)	-	(173,546)	(156,388)	(88,169)	(68,749)
Increase (decrease) in net assets from
contract owner activity	$(2,553)	$(2,549)	$90,639	$299,187	$140	$-	$284,899	$505,027	$295,438	$297,222

Increase (decrease) in net assets	$(1,834)	$(332)	$174,233	$330,218	$141	$-	$432,181	$688,248	$344,337	$396,025

Net Assets:
Beginning of year	$23,948	$24,280	$611,245	$281,027	$-	$-	$2,343,742	$1,655,494	$1,371,917	$975,892
End of year	$22,114	$23,948	$785,478	$611,245	$141	$-	$2,775,923	$2,343,742	$1,716,254	$1,371,917

Unit Transactions:
Beginning of year	1,829	-	47,715	-	-	-	112,396	-	82,498	-
Purchased	-	2,037	5,306	23,682	38	-	21,374	86,740	19,276	64,013
Transferred between Sub-Accounts and
Fixed Accumulation Account	-	-	4,566	-	-	-	6,929	-	6,341	-
Withdrawn, surrendered, and redeemed
for contract charges	(166)	-	(3,870)	-	(25)	-	(14,938)	-	(7,988)	-
End of year	1,663	2,037	53,717	23,682	13	-	125,761	86,740	100,127	64,013

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	PLD		PRR		PTR		SSC		SCV
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31, 2006	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007		2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$293,144	$207,377	$82,740	$65,820	$260,782	$186,683	$22,028	$9,027	$20,985	$7,965
Net realized gains (losses)	(14,507)	(15,204)	(9,166)	39,468	(38,718)	14,596	337,966	180,522	337,609	93,555
Net unrealized gains (losses)	168,715	2,767	108,264	(95,405)	249,314	(27,320)	(487,592)	240,135	(315,998)	165,346
Increase (Decrease) in net assets from
operations	$447,352	$194,940	$181,838	$9,883	$471,378	$173,959	$(127,598)	$429,684	$42,596	$266,866

Contract Owner Transactions:
Purchase payments received	$818,480	$863,670	$226,057	$280,429	$698,141	$791,166	$506,593	$382,164	$526,162	$228,263
Net transfers between Sub-Accounts and
Fixed Account	988,405	105,714	59,881	(75,983)	47,699	1,446,317	763,667	532,308	327,822	623,363
Withdrawals and surrenders	(247,998)	(83,515)	(28,432)	52,987	(221,214)	25,559	(196,772)	5,439	(22,019)	4,057
Mortality and expense risk charges	(80,139)	(35,631)	(13,617)	(10,468)	(49,103)	(29,240)	(26,986)	(16,875)	(15,512)	(6,813)
Charges for life insurance protection and
monthly administration charge	(403,490)	(398,312)	(130,946)	(127,779)	(388,090)	(363,449)	(247,658)	(210,350)	(123,038)	(63,876)
Increase (decrease) in net assets from
contract owner activity	$1,075,258	$451,926	$112,943	$119,186	$87,433	$1,870,353	$798,844	$692,686	$693,415	$784,994

Increase (decrease) in net assets	$1,522,610	$646,866	$294,781	$129,069	$558,811	$2,044,312	$671,246	$1,122,370	$736,011	$1,051,860

Net Assets:
Beginning of year	$5,234,503	$4,587,637	$1,649,374	$1,520,305	$5,471,351	$3,427,039	$3,365,461	$2,243,091	$1,950,850	$898,990
End of year	$6,757,113	$5,234,503	$1,944,155	$1,649,374	$6,030,162	$5,471,351	$4,036,707	$3,365,461	$2,686,861	$1,950,850

Unit Transactions:
Beginning of year	496,216	-	133,728	-	455,277	-	151,365	-	116,029	-
Purchased	76,997	452,259	17,394	124,133	51,718	296,124	21,933	118,476	29,621	66,869
Transferred between Sub-Accounts and
Fixed Accumulation Account	92,983	-	4,608	-	3,534	-	33,063	-	18,455	-
Withdrawn, surrendered, and redeemed
for contract charges	(68,827)	-	(13,311)	-	(48,775)	-	(20,410)	-	(9,040)	-
End of year	597,369	452,259	142,419	124,133	461,754	296,124	185,951	118,476	155,065	66,869
See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	LCG		SC1		SC2		SC3		SC5
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007 (a)	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$-	$-	$94,515	$87,711	$188,453	$152,320	$64,780	$65,701	$46,747	$-
Net realized gains (losses)	779	-	-	-	(23,615)	22,032	849,589	514,008	889,848	623,576
Net unrealized gains (losses)	5,479	-	(2)	2	(30,544)	(18,394)	(1,488,081)	708,923	(399,377)	(282,840)
Increase (Decrease) in net assets from
operations	$6,258	$-	$94,513	$87,713	$134,294	$155,958	$(573,712)	$1,288,632	$537,218	$340,736

Contract Owner Transactions:
Purchase payments received	$53,103	$-	$243,651	$323,141	$504,112	$395,447	$413,670	$517,295	$279,380	$292,817
Net transfers between Sub-Accounts and
Fixed Account	289,206	-	(206,496)	287,834	339,336	16,758	(142,071)	(291,580)	70,617	461,355
Withdrawals and surrenders	(123)	-	(119,064)	(374,901)	(18,073)	(18,289)	(222,392)	(60,381)	(115,553)	(49,533)
Mortality and expense risk charges	(1,252)	-	(11,303)	(10,961)	(34,445)	(20,121)	(23,149)	(19,175)	(24,806)	(18,136)
Charges for life insurance protection and
monthly administration charge	(12,160)	-	(120,461)	(123,395)	(210,426)	(177,519)	(237,288)	(249,279)	(198,016)	(182,448)
Increase (decrease) in net assets from
contract owner activity	$328,774	$-	$(213,673)	$101,718	$580,504	$196,276	$(211,230)	$(103,120)	$11,622	$504,055

Increase (decrease) in net assets	$335,032	$-	$(119,160)	$189,431	$714,798	$352,234	$(784,942)	$1,185,512	$548,840	$844,791

Net Assets:
Beginning of year	$-	$-	$1,963,728	$1,774,297	$3,201,765	$2,849,531	$4,479,936	$3,294,424	$3,609,657	$2,764,866
End of year	$335,032	$-	$1,844,568	$1,963,728	$3,916,563	$3,201,765	$3,694,994	$4,479,936	$4,158,497	$3,609,657

Unit Transactions:
Beginning of year	-	-	167,099	-	228,845	-	137,110	-	203,455	-
Purchased	5,355	-	18,059	157,841	36,664	215,554	11,755	139,612	192,609	171,043
Transferred between Sub-Accounts and
Fixed Accumulation Account	29,166	-	(15,305)	-	24,680	-	(4,037)	-	48,685	-
Withdrawn, surrendered, and redeemed
for contract charges	(1,365)	-	(18,590)	-	(19,124)	-	(13,721)	-	(233,282)	-
End of year	33,156	-	151,263	157,841	271,065	215,554	131,107	139,612	211,467	171,043

 (a) For the period April 26, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements

 Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	SC7		SCB		SCM		TBC		VGI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income	$26,401	$26,675	$-	$-	$1,538	$3,716	$16,126	$8,690	$12,617	$5,224
Net realized gains (losses)	178,189	215,480	249,054	85,243	28,443	(246)	173,290	49,847	37,024	39,112
Net unrealized gains (losses)	(44,335)	247,581	(273,920)	165,189	(34,100)	23,471	222,434	206,373	(31,179)	47,125
Increase (Decrease) in net assets from
operations	$160,255	$489,736	$(24,866)	$250,432	$(4,119)	$26,941	$411,850	$264,910	$18,462	$91,461

Contract Owner Transactions:
Purchase payments received	$613,929	$631,432	$197,930	$194,479	$53,324	$20,733	$436,697	$455,787	$108,880	$104,231
Net transfers between Sub-Accounts and
Fixed Account	442,195	241,669	(150,580)	27,498	(143,892)	154,585	453,062	178,865	149,165	203,538
Withdrawals and surrenders	(100,381)	(76,200)	(23,108)	(80,720)	(3,992)	-	(265,951)	(37,627)	1,335	(152)
Mortality and expense risk charges	(29,339)	(20,322)	(17,406)	(11,962)	(1,816)	(1,045)	(28,730)	(17,912)	(6,510)	(3,365)
Charges for life insurance protection and
monthly administration charge	(254,765)	(235,393)	(124,695)	(141,021)	(15,286)	(11,110)	(222,495)	(206,662)	(44,310)	(35,769)
Increase (decrease) in net assets from
contract owner activity	$671,639	$541,186	$(117,859)	$(11,726)	$(111,662)	$163,163	$372,583	$372,451	$208,560	$268,483

Increase (decrease) in net assets	$831,894	$1,030,922	$(142,725)	$238,706	$(115,781)	$190,104	$784,433	$637,361	$227,022	$359,944

Net Assets:
Beginning of year	$3,954,847	$2,923,925	$2,071,236	$1,832,530	$286,649	$96,545	$3,054,317	$2,416,956	$736,455	$376,511
End of year	$4,786,741	$3,954,847	$1,928,511	$2,071,236	$170,868	$286,649	$3,838,750	$3,054,317	$963,477	$736,455

Unit Transactions:
Beginning of year	284,851	-	131,940	-	17,353	-	226,597	-	49,615	-
Purchased	43,346	241,536	12,851	132,167	3,063	7,018	30,545	196,686	7,062	29,484
Transferred between Sub-Accounts and
Fixed Accumulation Account	31,221	-	(9,777)	-	(8,265)	-	31,689	-	9,675	-
Withdrawn, surrendered, and redeemed
for contract charges	(27,147)	-	(10,726)	-	(1,212)	-	(36,174)	-	(3,210)	-
End of year	332,271	241,536	124,288	132,167	10,939	7,018	252,657	196,686	63,142	29,484

See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
Notes to Financial Statements
(1) Organization
Sun Life of Canada (U.S.) Variable Account I (the “Variable Account”), a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) was established on August 25, 1999 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts.  The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the Variable Account are divided into Sub-Accounts.  Each Sub-Account is invested in shares of a single corresponding investment portfolio of one of the following mutual funds:

AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, AIM V.I. Small Cap Equity Fund Sub-Account, AIM V.I. Dynamics Fund Sub-Account, AIM V.I. Small Company Growth Fund Sub-Account, Alger American Growth Portfolio Sub-Account, Alger American Income and Growth Portfolio Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein VP Global Technology Portfolio Sub-Account, AllianceBernstein VP Growth and Income Portfolio Sub-Account, AllianceBernstein VPS International Value Portfolio Sub-Account, Columbia Marsico 21st Century Fund Class B Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Dreyfus MidCap Stock Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Franklin Templeton Growth Securities Fund Sub-Account, Franklin Templeton Foreign Securities Sub-Account, Franklin Income Securities Class 2 Sub-Account , Franklin Small Cap Value Securities Fund Sub-Account, Goldman Sachs Structured Small Cap Equity Fund Sub-Account, Goldman Sachs Structured US Equity Sub-Account, Goldman Sachs Growth and Income Fund Sub-Account, Goldman Sachs International Equity Fund Sub-Account, Goldman Sachs Mid Cap Value Fund Sub-Account, Lord Abbett Growth and Income Portfolio Sub-Account, Lord Abbett Mid-Cap Value Portfolio Sub-Account, M Financial Brandes International Equity Sub-Account, M Financial Frontier Capital Appreciation Sub-Account, M Financial Turner Core Growth Sub-Account, MFS/Sun Life Series Trust Capital Appreciation Series Sub-Account, MFS/Sun Life Series Trust Emerging Growth Series Sub-Account, MFS/Sun Life Series Emerging Markets Equity  Sub-Account, MFS/Sun Life Series Trust Government Securities Series Sub-Account, MFS/Sun Life Series Trust High Yield Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Series Trust New Discovery Series Sub-Account, MFS/Sun Life Series Trust Total Return Series Sub-Account, MFS/Sun Life Series Trust Utilities Series Sub-Account, MFS/Sun Life Series Trust Value S Class Sub-Account, MFS/Sun Life Series Trust Value Series Sub-Account, OCC Accumulation Trust Equity Portfolio Sub-Account, OCC Accumulation Trust Mid Cap Portfolio Sub-Account, OCC Accumulation Trust Small Cap Portfolio Sub-Account, OCC Accumulation Trust Managed Portfolio Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, PIMCO Emerging Markets Bond Portfolio Sub-Account, PIMCO High Yield Portfolio Sub-Account, PIMCO Low Duration Fund Sub-Account, PIMCO Real Return Portfolio Sub-Account, PIMCO Total Return Portfolio Sub-Account, Scudder VIT Small Cap Index Fund Sub-Account, Scudder SVS Dreman Small Cap Value Portfolio Sub-Account, Sun Capital FI Large Cap Growth Fund I Class Sub-Account, Sun Capital Money Market Fund Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, Sun Capital Blue Chip Mid-Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital All Cap Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, and Van Kampen LIT Growth & Income Portfolio Sub-Account  (collectively the “Funds” or “Sub-Accounts”).

The Variable Account exists in accordance with the regulations of the Delaware State Insurance Department.  The assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

 (2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires the Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of investment income and realized and unrealized gains or losses during the reporting period.  Actual results could differ from those estimates.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
Notes to Financial Statements - continued
(2) Significant Accounting Policies - continued
Investment Valuations
Investments in the Funds are recorded at their net asset value and are carried at fair value. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and gains from realized gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not currently subject to tax by the contract owner.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.   Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008 and will apply the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

(3)  Contract Charges and Related Party Transactions

Within the Variable Account, the Sponsor sells Single Life Variable Universal Life Products (“Single Life Products”) and a Survivorship Variable Universal Life Insurance Product (“Survivorship Product”) to individuals, as well as a Variable Universal Life product (“Sun Executive Product”) to corporations and other entities.  The contract charges for these products are as follows:

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued
Administration Charges – For the Sun Executive Product, a current monthly expense charge of $5 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy.  The monthly charge for the Single Life Products is $8 for all policy years, combined with a monthly face amount charge for the first 5 to 10 policy years following policy issue, or each specified face amount increase, depending on the product purchased.   For the Survivorship Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase.  The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.  These monthly charges are deducted from each contract’s account value to cover administrative expenses and issuance costs.

Mortality and Expense Risk – A mortality and expense risk charge based on the value of the Sub-Account within the Variable Account is deducted from the contract’s account value, through the redemption of units for the mortality and expense risks assumed by the Sponsor.  For the Sun Executive Product this charge is deducted daily over the duration of the policy, and is currently at an annual rate of 0.20% of assets, and guaranteed not to exceed an annual rate of 0.60%.  For the Single Life and Survivorship Products the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.60% over a range of five to 15 policy years, depending on the product purchased.  Thereafter, the effective annual rates are either 0.10% or 0.12% for the Single Life Products, and 0.20% for the Survivorship Product.

Sales Charge – The Sponsor deducts a sales charge from premiums at the time of purchase.  For the Sun Executive Product the current charge is 20% in Policy Year 1 for premium payments up to and including Target Premium, not to exceed a maximum charge of 35%.  In Policy Years 2 through 10 the current charge is 9%, and 3.25% thereafter.  For premium payments in excess of Target Premium the current charge is 3.5% in Policy Years 1 through 10, and 3.25% thereafter.  The current charge for the Single Life Products can range from 5.25% to 15.00%, depending on the product and riders purchased. For the Survivorship Product, the charge is based on certain factors, including the specified face amount, age, sex, and rating class of the insured. Currently, the charge is 6% of premiums, and is guaranteed not to exceed 8%.

Surrender Charge – A surrender charge may be deducted to cover certain expenses relating to the sale of the contract.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 12 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase.  The Sun Executive Product does not currently impose such surrender charges.  Surrender charges when deducted are retained by the Sponsor. These amounts are included in the “Withdrawals and Surrenders” line of the Statement of Changes in Net Assets.

Charges for Life Insurance Protection – A monthly cost of insurance charge is deducted from the contract’s account value to cover anticipated costs of providing insurance coverage. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex, and rating class of each insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary smoker and non-smoker mortality tables.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .50% to .75% and .50% to .95% of average net asset value, respectively.

For the year ended December 31, 2007, the Sponsor received the following amounts related to the above mentioned surrender charges. These charges are reflected in the “Withdrawals and Surrenders” line of the Statement of Changes in Net Assets for each Sub-Account.

Surrender Charges
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund Sub-Account (AI1)	$12,565
V.I. Core Equity Fund Sub-Account (AI3)	4,103
V.I. International Growth Fund Sub-Account (AI4)	55,331
V.I. Small Cap Equity Fund Sub-Account (ASC)	3,611
V.I. Dynamics Fund Sub-Account (IV1)	3,254
V.I. Small Company Growth Fund Sub-Account (IV2)	330

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued
Surrender Charges
The Alger American Fund
Growth Portfolio Sub-Account (AL1)	$9
Income and Growth Portfolio Sub-Account (AL2)	20
Small Capitalization Portfolio Sub-Account (AL3)	3
Mid Cap Growth Portfolio Sub-Account (AL4)	8,855
AllianceBernstein Variable Product Series Fund, Inc.
Global Technology Portfolio Sub-Account (AN2)	97
Growth and Income Portfolio Sub-Account (AN3)	54,683
VPS International Value Portfolio Sub-Account (IVB)	-
Columbia Funds Variable Insurance Trust
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	-
Delaware Management Company
VIP Growth Opportunities Series Sub-Account (DGO)	73
Dreyfus Investment Portfolios
Mid Cap Stock Portfolio Sub-Account (DMC)	75,486
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio Sub-Account (FL4)	97,354
Fidelity VIP Money Market Portfolio Sub-Account (FL5)	51,693
Fidelity VIP ContrafundTM Portfolio Sub-Account (FL6)	31,380
Fidelity VIP Overseas Portfolio Sub-Account (FL7)	96,756
Fidelity VIP Growth Portfolio Sub-Account (FL8)	13,231
Franklin Templeton Variable Insurance Products Trust
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	10,369
Templeton Foreign Securities Fund Sub-Account (FTI)	52,604
Franklin Income Securities Class 2 Sub-Account (ISC)	-
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	-
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund Sub-Account (GS2)	3,350
VIT Structured US Equity Fund Sub-Account (GS3)	15,291
VIT Growth and Income Fund Sub-Account (GS4)	-
VIT International Equity Fund Sub-Account (GS5)	11,616
Mid Cap Value Fund Sub-Account (GS8)	541
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	1,984
Mid Cap Value Portfolio Sub-Account (LA2)	15,478
M Financial Group
Brandes International Equity Sub-Account (MBI)	-
Frontier Capital Appreciation Sub-Account (MCA)	-
Turner Core Growth Sub-Account (MTC)	-
MFS/Sun Life Series Trust
Capital Appreciation Series Sub-Account (CAS)	169
Emerging Growth Series Sub-Account (EGS)	2,130
Emerging Markets Equity S Class Sub-Account (EM1)	-
Government Securities Series Sub-Account (GSS)	16,888
High Yield Series Sub-Account (HYS)	13,351
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	6,032
Massachusetts Investors Trust Series Sub-Account (MIT)	13,408
New Discovery Series Sub-Account (NWD)	3,666
Total Return Series Sub-Account (TRS)	11,391
Utilities Series Sub-Account (UTS)	10,913
Value S Class Sub-Account (MV1)	-
Value Series Sub-Account (MVS)	16,260

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued
Surrender Charges
OCC Accumulation Trust
Equity Portfolio Sub-Account (OP1)	$-
Mid Cap Value Portfolio Sub-Account (OP2)	18
Small Cap Portfolio Sub-Account (OP3)	1
Managed Portfolio Sub-Account (OP4)	-
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	3,264
PIMCO Variable Insurance Trust
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	-
Emerging Markets Bond Portfolio Sub-Account (PMB)	20,408
High Yield Portfolio Sub-Account (PHY)	5,968
Low Duration Portfolio Sub-Account (PLD)	38,818
Real Return Porfolio Sub-Account (PRR)	5,545
Total Return Portfolio Sub-Account (PTR)	40,175
Scudder VIT Funds
Scudder VIT Small Cap Index Fund Sub-Account (SSC)	38,459
Scudder Variable Series II
SVS Dreman Small Cap Value Portfolio Sub-Account (SCV)	1,457
Sun Capital Advisers Trust
FI Large Cap Growth Fund I Class Sub-Account (LCG)	28
Sun Capital Money Market Fund Sub-Account (SC1)	23,154
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	3,576
Sun Capital Real Estate Fund Sub-Account (SC3)	40,931
Sun Capital Blue Chip Mid Cap Fund Sub-Account (SC5)	22,481
Sun Capital Davis Venture Value Fund Sub-Account (SC7)	19,364
Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	4,498
Sun Capital All Cap Fund Sub-Account (SCM)	1,247
T. Rowe Price Equity Series, Inc.
T.Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	46,138
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	-

(4) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of investments of the Funds for each Sub-Account for the year ended December 31, 2007:

	Purchases	Sales
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund Sub-Account (AI1)	$1,113,447	$405,632
V.I. Core Equity Fund Sub-Account (AI3)	15,888	152,255
V.I. International Growth Fund Sub-Account (AI4)	3,163,034	1,385,881
V.I. Small Cap Equity Fund Sub-Account (ASC)	388,467	53,732
V.I. Dynamics Fund Sub-Account (IV1)	-	44,191
V.I. Small Company Growth Fund Sub-Account (IV2)	61,892	380,128
The Alger American Fund
Growth Portfolio Sub-Account (AL1)	-	312,356
Income and Growth Portfolio Sub-Account (AL2)	2,122	24,886
Small Capitalization Portfolio Sub-Account (AL3)	-	12,023
Mid Cap Growth Portfolio Sub-Account (AL4)	295,882	89,592
AllianceBernstein Variable Product Series Fund, Inc.
Global Technology Portfolio Sub-Account (AN2)	(1)	9,379
Growth and Income Portfolio Sub-Account (AN3)	664,366	1,201,089
VPS International Value Portfolio Sub-Account (IVB)	169	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

Notes to Financial Statements - continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales
Columbia Funds Variable Insurance Trust
Columbia Marsico 21st Century Fund Class B Sub-Account (MCC)	$168	$-
Delaware Management Company
VIP Growth Opportunities Series Sub-Account (DGO)	43,963	24,420
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	956,140	1,463,440
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio Sub-Account (FL4)	2,471,230	2,662,411
Fidelity VIP Money Market Portfolio Sub-Account (FL5)	4,176,795	4,366,693
Fidelity VIP ContrafundTM Portfolio Sub-Account (FL6)	4,637,557	909,902
Fidelity VIP Overseas Portfolio Sub-Account (FL7)	1,918,428	1,315,163
Fidelity VIP Growth Portfolio Sub-Account (FL8)	632,570	358,214
Franklin Templeton Variable Insurance Products Trust
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	633,757	203,365
Templeton Foreign Securities Fund Sub-Account (FTI)	1,066,871	1,203,281
Franklin Income Securities Class 2 Sub-Account (ISC)	31,744	56
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	10,777	19
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund Sub-Account (GS2)	119,107	47,043
VIT Structured US Equity Fund Sub-Account (GS3)	2,679,540	235,517
VIT Growth and Income Fund Sub-Account (GS4)	177,715	87,779
VIT International Equity Fund Sub-Account (GS5)	294,644	205,469
Mid Cap Value Fund Sub-Account (GS8)	183,061	266,704
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	1,498,110	260,462
Mid Cap Value Portfolio Sub-Account (LA2)	2,358,292	337,596
M Financial Group:
Brandes International Equity Sub-Account (MBI)	167	-
Frontier Capital Appreciation Sub-Account (MCA)	196	-
Turner Core Growth Sub-Account (MTC)	280	-
MFS/Sun Life Series Trust
Capital Appreciation Series Sub-Account (CAS)	511	34,530
Emerging Growth Series Sub-Account (EGS)	6,899	80,290
Emerging Markets Equity S Class Sub-Account (EM1)	140	-
Government Securities Series Sub-Account (GSS)	1,608,393	584,480
High Yield Series Sub-Account (HYS)	608,213	1,243,810
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	208,824	238,708
Massachusetts Investors Trust Series Sub-Account (MIT)	310,629	339,413
New Discovery Series Sub-Account (NWD)	474,728	215,388
Total Return Series Sub-Account (TRS)	947,500	340,544
Utilities Series Sub-Account (UTS)	338,089	334,308
Value S Class Sub-Account (MV1)	391	-
Value Series Sub-Account (MVS)	1,468,878	331,299
OCC Accumulation Trust
Equity Portfolio Sub-Account (OP1)	61,488	16,676
Mid Cap Value Portfolio Sub-Account (OP2)	3,834	24,597
Small Cap Portfolio Sub-Account (OP3)	89,245	40,192
Managed Portfolio Sub-Account (OP4)	2,228	2,552

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

Notes to Financial Statements - continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	$215,301	$123,168
PIMCO Variable Insurance Trust
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	140	-
Emerging Markets Bond Portfolio Sub-Account (PMB)	873,102	387,373
High Yield Portfolio Sub-Account (PHY)	1,204,972	791,042
Low Duration Portfolio Sub-Account (PLD)	2,000,500	632,098
Real Return Porfolio Sub-Account (PRR)	465,102	264,901
Total Return Portfolio Sub-Account (PTR)	1,652,027	1,303,812
Scudder VIT Funds
Scudder VIT Small Cap Index Fund Sub-Account (SSC)	1,502,984	451,631
Scudder Variable Series II
SVS Dreman Small Cap Value Portfolio Sub-Account (SCV)	1,250,482	232,726
Sun Capital Advisers Trust
FI Large Cap Growth Fund I Class Sub-Account (LCG)	348,342	18,728
Sun Capital Money Market Fund Sub-Account (SC1)	368,746	487,906
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	1,192,415	423,459
Sun Capital Real Estate Fund Sub-Account (SC3)	1,254,069	861,048
Sun Capital Blue Chip Mid Cap Fund Sub-Account (SC5)	1,437,900	672,333
Sun Capital Davis Venture Value Fund Sub-Account (SC7)	1,183,237	485,197
Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	480,666	351,913
Sun Capital All Cap Fund Sub-Account (SCM)	110,096	208,818
T. Rowe Price Equity Series, Inc.
T.Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	942,448	553,739
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	304,098	53,421

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights

The summary of units outstanding, unit values, net assets, investment income ratio, and the total return, for the years ended December 31, is as follows:

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio**	lowest to highest***
AI1
	December 31, 2007	257,402	$9.3564	to	$11.7014	$2,882,836	-%	11.36%	to	12.01%
	December 31, 2006	186,833	8.3900	to	10.5100	1,873,718	0.06	5.68	to	6.30
	December 31, 2005	124,767	7.9400	to	9.9400	1,184,367	0.07	8.20	to	8.84
	December 31, 2004	111,629	7.3300	to	9.1900	979,175	-	6.00	to	6.63
	December 31, 2003	99,063	6.9100	to	8.6700	828,821	-	28.77	to	29.52
AI3
	December 31, 2007	104,529	10.0665	to	12.4085	1,196,749	1.09	7.48	to	8.12
	December 31, 2006	116,873	9.3600	to	11.4800	1,249,292	0.65	16.02	to	16.70
	December 31, 2005	115,293	8.0600	to	9.8300	1,006,051	1.34	4.70	to	5.31
	December 31, 2004	153,704	7.6900	to	9.3400	1,297,259	0.93	8.33	to	8.97
	December 31, 2003	170,920	7.0900	to	8.5700	1,336,477	1.10	23.70	to	24.42
AI4
	December 31, 2007	440,852	9.5589	to	19.8683	8,522,862	0.46	(0.32)	to	14.72
	December 31, 2006	351,267	13.0900	to	17.3200	5,892,590	1.26	27.49	to	28.23
	December 31, 2005	240,420	10.2600	to	13.5100	3,108,700	0.74	17.24	to	17.93
	December 31, 2004	191,021	8.7400	to	11.4500	2,068,325	0.62	23.28	to	24.00
	December 31, 2003	226,906	7.0800	to	9.2400	1,971,499	0.59	28.31	to	29.06
ASC
	December 31, 2007 (a)	33,240		9.7784		325,036	0.04		(2.22)
IV1
	December 31, 2007	26,669		11.8182		315,184	-		12.19
	December 31, 2006	30,465		10.5300		320,935	-		16.11
	December 31, 2005	34,056		9.0700		308,975	-		10.72
	December 31, 2004	38,477		8.1900		315,286	-		13.34
	December 31, 2003	38,780		7.2300		280,977	-		37.82
IV2
	December 31, 2007 (b)	-		-		-	-		7.60
	December 31, 2006	34,509		10.3800		357,259	-	14.13
	December 31, 2005	41,152		9.0900		374,143	-		5.19
	December 31, 2004	50,367		8.6400		435,311	-		13.90
	December 31, 2003	51,985		7.5900		394,856	-		33.43
AL1
	December 31, 2007 (b)	-		-		-	-	7.49	to	7.69
	December 31, 2006	32,329	8.3800	to	9.5400	290,576	0.13	4.54	to	5.15
	December 31, 2005	51,150	8.0100	to	9.1200	429,169	0.26	11.38	to	12.03
	December 31, 2004	67,519	7.1800	to	8.1900	515,807	-	4.88	to	5.50
	December 31, 2003	82,632	6.8400	to	7.8100	606,158	-	34.37	to	35.16
AL2
	December 31, 2007	23,752	10.0773	to	12.9374	268,405	0.78	9.49	to	10.13
	December 31, 2006	25,907	9.2000	to	11.8200	267,204	1.28	8.67	to	9.31
	December 31, 2005	43,301	8.4500	to	10.8700	397,580	1.13	2.84	to	3.44
	December 31, 2004	51,380	8.2100	to	10.5700	461,602	0.56	7.22	to	7.85
	December 31, 2003	72,533	7.6600	to	9.8600	597,304	0.33	29.08	to	29.84

(a) For the period April 26, 2007 (commencement of operations) through December 31, 2007.
(b) Sub-Account closed on April 30, 2007.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio**	lowest to highest***
AL3
	December 31, 2007	10,379	$ 11.6659	to	$16.7264	$154,544	-%	16.56	% to	17.24%
	December 31, 2006	11,152	10.0000	to	14.2700	142,682	-	19.32	to	20.02
	December 31, 2005	12,298	8.3700	to	11.8900	131,262	-	16.20	to	16.88
	December 31, 2004	15,537	7.2000	to	10.1700	140,158	-	15.89	to	16.57
	December 31, 2003	17,371	6.2100	to	8.7200	135,653	-	41.51	to	42.34
AL4
	December 31, 2007	31,471		20.0484		630,937	-		31.56
	December 31, 2006	23,352		15.2400		355,866	-		10.14
	December 31, 2005	21,906		13.8400		303,096	-		9.82
	December 31, 2004	3,770		12.6000		47,492	-		25.98
AN2
	December 31, 2007	21,491		9.0574		194,661	-		19.89
	December 31, 2006	22,621		7.5500		170,887	-		8.38
	December 31, 2005	24,780		6.9700		172,732	-		3.65
	December 31, 2004	31,810		6.7300		213,926	-		5.09
	December 31, 2003	39,085		6.4000		250,545	-		43.79
AN3
	December 31, 2007	296,128		13.2284		3,917,305	1.16		4.86
	December 31, 2006	356,895		12.6200		4,503,178	1.13		16.98
	December 31, 2005	334,161		10.7800		3,603,531	1.24		4.60
	December 31, 2004	294,980		10.3100		3,041,247	0.60		11.22
	December 31, 2003	137,868		9.2700		1,279,150	0.78		32.18
IVB
	December 31, 2007 (c)	18		9.5509		168	-		0.89
MCC
	December 31, 2007 (c)	17		9.7207		167	-		0.21
DGO
	December 31, 2007	8,594		16.7006		143,521	-		12.96
	December 31, 2006	7,498		14.7800		110,853	-		6.36
	December 31, 2005	9,097		13.9000		126,460	-		11.40
	December 31, 2004	2,104		12.4800		26,255	-		24.78
DMC
	December 31, 2007	224,645	14.1488	to	14.4327	3,236,982	0.43	0.90	to	1.50
	December 31, 2006	289,998	14.0200	to	14.2200	4,121,919	0.35	7.12	to	7.75
	December 31, 2005	234,302	13.0900	to	13.2000	3,089,604	0.03	8.54	to	9.17
	December 31, 2004	186,541	12.0600	to	12.0900	2,254,469	0.40		20.88
FL4
	December 31, 2007	1,173,459		12.3616		14,505,847	3.50		5.34
	December 31, 2006	1,235,790		11.7300		14,503,213	1.47		15.61
	December 31, 2005	1,030,028		10.1500		10,454,905	1.68		4.71
	December 31, 2004	1,007,408		9.6900		9,765,021	1.03		10.51
	December 31, 2003	619,237		8.7700		5,436,616	1.03		28.27
FL5
	December 31, 2007	831,604		11.9776		9,960,649	4.96		5.11
	December 31, 2006	890,859		11.4000		10,150,547	4.66		4.77
	December 31, 2005	1,092,670		10.8800		11,884,328	2.90		2.93
	December 31, 2004	918,254		10.5700		9,703,636	1.15		1.10
	December 31, 2003	869,135		10.4500		9,001,425	0.88		0.90

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights – continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income		Total Return
		Units	lowest to highest			Net Assets	Ratio**		lowest to highest***
FL6
	December 31, 2007	495,829		$19.0976		$9,469,137	0.91%		17.51%
	December 31, 2006	414,771		16.2500		6,730,499	1.18		11.59
	December 31, 2005	326,818		14.5600		4,759,899	0.15		16.85
	December 31, 2004	219,538		12.4600		2,736,419	0.21		15.34
	December 31, 2003	164,605		10.8100		1,775,416	0.25		28.35
FL7
	December 31, 2007	418,763		17.2402		7,219,555	3.17		17.21
	December 31, 2006	421,594		14.7100		6,206,851	0.70		17.95
	December 31, 2005	370,882		12.4700		4,625,303	0.52		18.97
	December 31, 2004	331,343		10.4800		3,473,292	0.82		13.49
	December 31, 2003	172,921		9.2400		1,599,589	0.65		43.20
FL8
	December 31, 2007	256,969		11.5349		2,964,187	0.58		26.87
	December 31, 2006	228,802		9.0900		2,093,330	0.19		6.73
	December 31, 2005	133,080		8.5200		1,133,632	0.36		5.67
	December 31, 2004	135,289		8.0600		1,090,579	0.12		3.26
	December 31, 2003	85,991		7.8100		674,737	0.15		32.78
FTG
	December 31, 2007	98,456		22.1185		2,177,683	1.40		2.35
	December 31, 2006	84,981		21.6100		1,836,551	1.33		21.81
	December 31, 2005	56,779		17.7400		1,007,375	1.10		8.86
	December 31, 2004	40,990		16.3000		668,030	1.21		16.03
	December 31, 2003	12,883		14.0500		181,106	1.67		32.13
FTI
	December 31, 2007	274,235		25.3936		6,963,811	1.94		15.46
	December 31, 2006	299,049		21.9900		6,578,061	1.26		21.44
	December 31, 2005	242,295		18.1100		4,388,017	1.18		10.17
	December 31, 2004	176,214		16.4400		2,896,736	1.06		18.53
	December 31, 2003	87,810		13.8700		1,215,035	1.87		32.21
ISC
	December 31, 2007 (c)	3,224		9.8296		31,688	-		(1.70)
FVS
	December 31, 2007 (c)	1,119		9.6829		10,830	-	(3.17)	to	1.00
GS2
	December 31, 2007	21,273	16.2320	to	16.6135	350,385	0.39	(16.97)	to	(16.90)
	December 31, 2006	19,409	19.5300	to	20.0100	386,560	0.69	11.62	to	11.71
	December 31, 2005	19,634	17.4900	to	17.9300	348,139	0.25	5.45	to	5.54
	December 31, 2004	19,335	16.5700	to	17.0000	324,935	0.31	15.65	to	15.75
	December 31, 2003	7,278	14.3100	to	14.7000	104,854	0.26	45.15	to	45.28
GS3
	December 31, 2007	318,747	11.0350	to	12.0395	3,740,205	1.35	(2.20)	to	(1.63)
	December 31, 2006	144,902	11.2700	to	12.2400	1,704,656	1.10	12.23	to	12.89
	December 31, 2005	145,363	10.0400	to	10.8400	1,513,737	0.84	5.89	to	6.51
	December 31, 2004	123,496	9.4700	to	10.1800	1,210,680	1.78	14.27	to	14.94
	December 31, 2003	46,161	8.2800	to	8.5600	402,778	0.93	28.72	to	29.47
GS4
	December 31, 2007	41,513	13.9025	to	14.6262	587,235	1.84	0.90	to	0.99
	December 31, 2006	39,319	13.7800	to	14.4800	557,007	1.74	21.92	to	22.02
	December 31, 2005	39,112	11.3000	to	11.8700	448,410	1.79	3.33	to	3.41
	December 31, 2004	35,174	10.9400	to	11.4800	391,361	2.19	18.10	to	18.21
	December 31, 2003	17,603	9.2600	to	9.7100	163,772	1.49	23.64	to	23.74
(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income	Total Return
		Units	lowest to highest			Net Assets	Ratio**	lowest to highest***
GS5
	December 31, 2007	97,648	$ 12.8348	to	$14.7941	$1,358,564	1.33%	7.25%	to	7.34%
	December 31, 2006	102,983	11.9600	to	13.7900	1,327,436	1.65	21.39	to	21.50
	December 31, 2005	110,987	9.8400	to	11.3600	1,171,628	0.33	13.04	to	13.14
	December 31, 2004	107,191	8.7000	to	10.0500	1,002,357	1.42	12.82	to	12.92
	December 31, 2003	64,158	7.7000	to	8.9100	544,927	4.52	34.70	to	34.82
GS8
	December 31, 2007	55,785	15.9755	to	16.2960	901,399	0.70	2.60	to	3.20
	December 31, 2006	68,934	15.5700	to	15.7900	1,086,429	0.81	15.49	to	16.16
	December 31, 2005	101,376	13.4800	to	13.5900	1,375,110	0.78	12.17	to	12.83
	December 31, 2004	38,922	12.0200	to	12.0500	468,562	0.85	20.20	to	20.48
LA1
	December 31, 2007	180,307	14.6341			2,638,628	1.44		3.44
	December 31, 2006	108,969	14.1500			1,541,818	1.73		17.27
	December 31, 2005	57,041	12.0600			688,141	2.08		3.25
	December 31, 2004	12,583	11.6800			147,022	0.87		16.85
LA2
	December 31, 2007	205,509	9.5121	to	14.7973	3,040,890	0.54		0.58
	December 31, 2006	103,941	14.7100			1,529,163	0.56		12.23
	December 31, 2005	90,528	13.1100			1,186,695	0.64		8.22
	December 31, 2004	36,437	12.1100			441,350	0.41		21.13
MBI
	December 31, 2007 (c)	17	9.9425			167	-		(0.58)
MCA
	December 31, 2007 (c)	19	10.2029			194	-		2.03
MTC
	December 31, 2007 (c)	27	10.3561			278	-		3.56
CAS
	December 31, 2007	27,846	7.8478	to	9.3637	254,751	0.20	10.49	to	11.14
	December 31, 2006	31,485	7.1000	to	8.4300	261,668	0.21	5.75	to	6.37
	December 31, 2005	39,568	6.7100	to	7.9200	309,208	0.55	0.33	to	0.92
	December 31, 2004	58,760	6.6800	to	7.8500	456,379	0.06	10.37	to	11.02
	December 31, 2003	61,954	6.0400	to	7.0900	432,410	-	27.96	to	28.71
EGS
	December 31, 2007	46,721	7.5825	to	11.1325	496,799	-	20.54	to	21.25
	December 31, 2006	53,802	6.2900	to	9.2400	475,771	-	7.39	to	8.02
	December 31, 2005	61,332	5.8500	to	8.6000	503,177	-	8.50	to	9.14
	December 31, 2004	91,072	5.3800	to	7.9300	695,166	-	12.58	to	13.24
	December 31, 2003	131,684	4.7800	to	7.0400	884,400	-	30.73	to	31.49
EM1
	December 31, 2007 (c)	14	9.6745			139	-		0.12
GSS
	December 31, 2007	320,778	13.8681	to	15.1698	4,493,721	4.80	6.55	to	7.18
	December 31, 2006	256,685	12.9400	to	14.2400	3,372,649	4.64	3.08	to	3.68
	December 31, 2005	228,634	12.4800	to	13.8100	2,904,730	4.46	1.71	to	2.30
	December 31, 2004	207,719	12.2000	to	13.5800	2,578,231	5.05	3.15	to	3.76
	December 31, 2003	216,241	11.7600	to	13.1600	2,604,745	4.09	1.55	to	2.15

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income		Total Return
		Units	lowest to highest			Net Assets	Ratio**		lowest to highest***
HYS
	December 31, 2007	166,361	$14.3752	to	$15.2339	$ 2,516,512	6.82%	1.33%	to	1.93%
	December 31, 2006	219,625	14.1700	to	14.9500	3,267,820	7.75	9.75	to	10.39
	December 31, 2005	200,681	12.9000	to	13.5400	2,704,033	8.34	1.60	to	2.19
	December 31, 2004	172,603	12.6900	to	13.2500	2,274,083	8.03	8.91	to	9.54
	December 31, 2003	200,016	11.6400	to	12.0900	2,411,709	8.24	20.73	to	21.44
MIS
	December 31, 2007	161,651	8.5240	to	10.1301	1,599,524	0.37	10.88	to	11.53
	December 31, 2006	164,036	7.6800	to	9.1400	1,467,362	0.09	7.04	to	7.67
	December 31, 2005	148,002	7.1700	to	8.5400	1,229,966	0.49	3.77	to	4.37
	December 31, 2004	147,809	6.9000	to	8.2300	1,179,938	0.07	8.97	to	9.61
	December 31, 2003	126,687	6.3300	to	7.5500	916,040	-	22.67	to	23.39
MIT
	December 31, 2007	155,066	11.6145	to	12.2773	1,858,350	1.12	5.33	to	5.95
	December 31, 2006	158,329	11.0300	to	11.5900	1,801,223	0.80	12.65	to	13.30
	December 31, 2005	160,325	9.7900	to	10.2300	1,608,566	0.80	7.08	to	7.70
	December 31, 2004	255,401	9.1400	to	9.5000	2,402,768	0.92	11.33	to	11.99
	December 31, 2003	202,404	8.2100	to	8.4800	1,718,235	1.08	22.12	to	22.83
NWD
	December 31, 2007	148,834	10.8576	to	16.4093	1,656,055	-	1.96	to	2.56
	December 31, 2006	127,257	10.5900	to	16.0900	1,411,591	-	12.51	to	13.17
	December 31, 2005	123,740	9.3500	to	14.3000	1,210,548	-	4.59	to	5.21
	December 31, 2004	114,708	8.8900	to	13.6800	1,085,097	-	6.86	to	7.49
	December 31, 2003	116,920	8.2700	to	12.8000	1,032,949	-	34.50	to	35.29
TRS
	December 31, 2007	356,492	14.4521	to	16.8316	5,414,571	2.86	3.71	to	4.32
	December 31, 2006	336,951	13.8500	to	16.2200	4,942,494	2.73	11.57	to	12.22
	December 31, 2005	350,371	12.3400	to	14.5200	4,561,624	2.53	2.42	to	3.02
	December 31, 2004	338,880	11.9800	to	14.1700	4,287,717	2.49	10.82	to	11.47
	December 31, 2003	344,082	10.7500	to	12.7700	3,897,759	3.27	16.47	to	27.72
UTS
	December 31, 2007	99,503	20.5326	to	25.3420	2,140,821	1.29	27.83	to	28.58
	December 31, 2006	99,015	15.9700	to	19.8300	1,685,709	2.62	31.51	to	32.28
	December 31, 2005	82,133	12.0700	to	15.0700	1,069,705	0.98	16.61	to	17.29
	December 31, 2004	70,699	10.2900	to	12.9300	808,395	2.01	29.61	to	30.37
	December 31, 2003	57,320	7.8900	to	9.9700	482,718	4.21	35.46	to	36.26
MV1
	December 31, 2007 (c)	39	9.9097			389	-		0.76
MVS
	December 31, 2007	192,230	15.8369	to	16.1546	3,095,541	1.62	7.29	to	7.92
	December 31, 2006	133,384	14.7600	to	14.9700	1,990,815	1.34	20.25	to	20.96
	December 31, 2005	107,101	12.2700	to	12.3800	1,322,436	1.37	5.98	to	6.60
	December 31, 2004	28,237	11.5800	to	11.6100	327,493	-	15.82	to	16.09
OP1
	December 31, 2007	24,951	13.7237	to	15.1250	365,576	0.62	3.50	to	3.59
	December 31, 2006	25,041	13.2600	to	14.6000	367,064	0.46	14.61	to	14.71
	December 31, 2005	49,614	11.5700	to	12.7300	629,649	0.41	6.42	to	6.51
	December 31, 2004	51,267	10.8700	to	11.9500	610,685	1.09	11.27	to	11.37
	December 31, 2003	66,493	9.7700	to	10.7300	708,868	1.33	27.82	to	27.93

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income		Total Return
		Units	lowest to highest			Net Assets	Ratio**		lowest to highest***
OP2
	December 31, 2007	3,531	$ 25.5481	to	$ 31.8107	$ 107,052	0.16%	6.60%	to	6.70%
	December 31, 2006	4,314	23.9400	to	29.8400	123,150	-	12.40	to	12.50
	December 31, 2005	4,728	21.2800	to	26.5500	119,509	-	15.51	to	15.61
	December 31, 2004	6,314	18.4100	to	22.9800	139,580	0.10	18.64	to	18.74
	December 31, 2003	9,543	15.5000	to	19.3700	171,651	-	31.65	to	31.77
OP3
	December 31, 2007	15,200	23.6082	to	24.3381	365,602	-	(0.01)	to	0.07
	December 31, 2006	16,571	23.6100	to	24.3200	402,870	-	23.36	to	23.47
	December 31, 2005	17,428	19.1400	to	19.7000	341,336	-	(0.52)	to	(0.44)
	December 31, 2004	22,473	19.2400	to	19.7800	440,215	0.05	17.19	to	17.29
	December 31, 2003	28,428	16.4200	to	16.8700	476,584	0.05	41.82	to	41.94
OP4
	December 31, 2007	1,663	13.2784	to	13.8106	22,114	2.17	2.34	to	2.43
	December 31, 2006	1,829	12.9700	to	13.4800	23,948	1.74	9.02	to	9.11
	December 31, 2005	2,037	11.9000	to	12.3600	24,280	1.21	4.67	to	4.76
	December 31, 2004	2,258	11.3700	to	11.8000	25,755	1.60	10.12	to	10.21
	December 31, 2003	3,811	10.3300	to	10.7000	40,081	1.92	21.04	to	21.15
OCF
	December 31, 2007	53,717	14.6226			785,478	0.22		14.15
	December 31, 2006	47,715	12.8100			611,245	0.31		7.95
	December 31, 2005	23,682	11.8700			281,027	0.83		5.10
	December 31, 2004	19,488	11.2900			220,045	-		12.91
PCR
	December 31, 2007 (c)	13	10.4400			141	-		3.29
PMB
	December 31, 2007	125,761	10.0012	to	22.0744	2,775,923	5.76	0.81	to	5.82
	December 31, 2006	112,396	20.8600			2,343,742	5.31		9.28
	December 31, 2005	86,740	19.0900			1,655,494	5.08		10.78
	December 31, 2004	65,676	17.2300			1,131,673	4.24		12.12
	December 31, 2003	4,295	15.3700			66,100	4.61		31.69
PHY
	December 31, 2007	100,127	9.9620	to	17.2179	1,716,254	7.01	(0.38)	to	3.51
	December 31, 2006	82,498	16.6300			1,371,917	6.85		9.10
	December 31, 2005	64,013	15.2500			975,892	6.53		4.13
	December 31, 2004	69,113	14.6400			1,011,927	6.49		9.56
	December 31, 2003	40,673	13.3600			3	6.83		22.91
PLD
	December 31, 2007	597,369	10.1775	to	11.3395	6,757,113	4.77	1.77	to	7.38
	December 31, 2006	496,216	10.4100	to	10.5600	5,234,503	4.21	3.37	to	3.98
	December 31, 2005	452,259	10.0700	to	10.1600	4,587,637	2.84	0.43	to	1.01
	December 31, 2004	345,073	10.0300	to	10.0500	3,468,358	0.62		0.55
PRR
	December 31, 2007	142,419	13.6509			1,944,155	4.65		10.67
	December 31, 2006	133,728	12.3400			1,649,374	4.23		0.72
	December 31, 2005	124,133	12.2500			1,520,305	2.80		2.10
	December 31, 2004	119,846	12.0000			1,437,641	1.02		8.92
	December 31, 2003	70,429	11.0100			775,844	1.90		8.85
PTR
	December 31, 2007	461,754	10.2271	to	13.0720	6,030,162	4.75	2.27	to	8.76
	December 31, 2006	455,277	12.0200			5,471,351	4.41		3.85
	December 31, 2005	296,124	11.5700			3,427,039	3.48		2.45
	December 31, 2004	202,924	11.3000			2,292,255	1.91		4.89
	December 31, 2003	122,353	10.7700			1,307,443	2.71		5.04

(c) For the period November 16, 2007 (commencement of operations) through December 31, 2007.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights – continued

		At December 31					For year ended December 31
							Investment
			Unit Value				Income		Total Return
		Units	lowest to highest			Net Assets	Ratio**		lowest to highest***
SSC
	December 31, 2007	185,951	$ 21.7084			$ 4,036,707	0.57%		(2.16)%
	December 31, 2006	151,365	22.1900			3,365,461	0.31		17.19
	December 31, 2005	118,476	18.9300			2,243,091	0.40		3.99
	December 31, 2004	94,502	18.2100			1,720,509	0.13		17.48
	December 31, 2003	30,464	15.5000			472,599	0.01		119.48
SCV
	December 31, 2007	155,065	17.3273			2,686,861	0.83		3.06
	December 31, 2006	116,029	16.8100			1,950,850	0.65		25.06
	December 31, 2005	66,869	13.4400			898,990	0.33		10.25
	December 31, 2004	12,881	12.1900			157,077	-		21.95
LCG
	December 31, 2007 (a)	33,156	9.8768	to	10.1781	335,032	-	(1.23)	to	1.78
SC1
	December 31, 2007	151,263	12.0005	to	12.2553	1,844,568	4.77	4.26	to	4.35
	December 31, 2006	167,099	11.5000	to	11.7500	1,963,728	4.52	3.99	to	4.08
	December 31, 2005	157,841	11.0500	to	11.3000	1,774,297	2.73	2.16	to	2.25
	December 31, 2004	158,525	10.8100	to	11.0600	1,743,749	0.81	0.15	to	0.23
	December 31, 2003	107,943	10.7800	to	11.0500	1,570,196	0.56	(0.04)	to	0.05
SC2
	December 31, 2007	271,065	10.0132	to	15.3380	3,916,563	5.18	0.52	to	3.76
	December 31, 2006	228,845	13.6900	to	14.8700	3,201,765	5.17	4.79	to	5.41
	December 31, 2005	215,554	12.9900	to	14.1900	2,849,531	4.80	1.37	to	1.96
	December 31, 2004	135,296	12.7400	to	14.0000	1,768,092	4.82	5.80	to	6.42
	December 31, 2003	250,179	11.9700	to	13.2300	3,057,433	5.20	9.01	to	9.65
SC3
	December 31, 2007	131,107	9.1751	to	34.0673	3,694,994	1.51	(13.64)	to	(5.30)
	December 31, 2006	137,110	32.0100	to	39.4500	4,479,936	1.66	38.16	to	38.96
	December 31, 2005	139,612	23.0400	to	28.5500	3,294,424	1.67	9.03	to	9.67
	December 31, 2004	122,604	21.0000	to	26.1900	2,650,303	1.65	32.54	to	33.32
	December 31, 2003	93,289	15.7500	to	19.7600	1,521,942	-	35.16	to	35.95
SC5
	December 31, 2007	211,467	9.7501	to	29.4359	4,158,497	1.15	1.99	to	15.41
	December 31, 2006	203,455	16.4200	to	25.6600	3,609,657	-	10.65	to	11.30
	December 31, 2005	171,043	14.7500	to	23.1900	2,764,866	0.09	15.93	to	16.61
	December 31, 2004	153,718	12.6500	to	20.0000	2,164,285	-	15.47	to	16.14
	December 31, 2003	237,573	10.8900	to	17.3200	2,846,103	-	35.30	to	36.09
SC7
	December 31, 2007	332,271	9.8131	to	14.4812	4,786,741	0.59	(1.87)	to	4.23
	December 31, 2006	284,851	13.8900			3,954,847	0.77		14.77
	December 31, 2005	241,536	12.1100			2,923,925	0.75		9.73
	December 31, 2004	193,725	11.0300			2,137,277	0.68		12.45
	December 31, 2003	121,794	9.8100			1,194,587	0.66		30.50
SCB
	December 31, 2007	124,288	9.5511	to	15.8003	1,928,511	-	(4.49)	to	(1.44)
	December 31, 2006	131,940	14.2300	to	16.0300	2,071,236	-	12.94	to	13.60
	December 31, 2005	132,167	12.6000	to	14.1100	1,832,530	-	3.72	to	4.33
	December 31, 2004	136,275	12.1500	to	13.5300	1,811,446	-	17.74	to	18.43
	December 31, 2003	201,256	10.3200	to	11.4200	2,265,709	0.06	40.80	to	41.62

(a) For the period April 26, 2007 (commencement of operations) through December 31, 2007.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Financial Highlights - continued

		At December 31			For year ended December 31
					Investment
			Unit Value		Income	Total Return
		Units	lowest to highest	Net Assets	Ratio**	lowest to highest***

SCM
	December 31, 2007	10,939	$15.6196	$170,868	0.64%	(5.44)%
	December 31, 2006	17,353	16.5200	286,649	2.56	20.07
	December 31, 2005	7,018	13.7600	96,545	0.14	(0.72)
	December 31, 2004	6,521	13.8600	90,356	0.13	20.39
	December 31, 2003	24,634	11.5100	282,512	1.04	52.30
TBC
	December 31, 2007	252,657	15.1935	3,838,750	0.46	12.74
	December 31, 2006	226,597	13.4800	3,054,317	0.32	9.67
	December 31, 2005	196,686	12.2900	2,416,956	0.12	5.94
	December 31, 2004	157,775	11.6000	1,830,113	0.64	16.00
VGI
	December 31, 2007	63,142	15.2588	963,477	1.45	2.80
	December 31, 2006	49,615	14.8400	736,455	0.94	16.23
	December 31, 2005	29,484	12.7700	376,511	0.88	9.99
	December 31, 2004	13,856	11.6100	160,875	-	16.11

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in the direct reduction in the unit values. The recognition by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.  Balances have been annualized for sub-accounts in existence for less than one year.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(6) Tax Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the “Code”), a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as a life insurance contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract. The Sponsor believes that the Sub-Account satisfies the current requirements of the regulations, and it intends that the Sub-Account will continue to meet such requirements.

Report of Independent Registered Public Accounting Firm

To the Participants in Sun Life of Canada (U.S.) Variable Account I and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of condition of AIM Variable Insurance V.I. Capital Appreciation Fund Sub-Account, AIM Variable Insurance V.I. Core Equity Fund Sub-Account, AIM Variable Insurance V.I. International Growth Fund Sub-Account, AIM Variable Insurance V.I. Small Cap Equity Fund Sub-Account, AIM Variable Insurance V.I. Dynamics Fund Sub-Account, AIM Variable Insurance V.I. Small Company Growth Fund Sub-Account, Alger American Growth Portfolio Sub-Account, Alger American Income and Growth Portfolio Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein Variable Product Series Global Technology Portfolio Sub-Account, AllianceBernstein Variable Product Series Growth and Income Portfolio Sub-Account, AllianceBernstein Variable Product Series International Value Portfolio Sub-Account, Columbia Funds Variable Insurance Trust (VIT) Marsico 21st Century Fund, Class B Sub-Account, Delaware Management Company VIP Growth Opportunities Series Sub-Account, Dreyfus Investment Portfolio MidCap Stock Portfolio Sub-Account, Fidelity Variable Insurance Products (VIP) Index 500 Portfolio Sub-Account, Fidelity Variable Insurance Products (VIP) Money Market Portfolio Sub-Account, Fidelity Variable Insurance Products (VIP) ContrafundTM Portfolio Sub-Account, Fidelity Variable Insurance Products (VIP) Overseas Portfolio Sub-Account, Fidelity Variable Insurance Products (VIP) Growth Portfolio Sub-Account,  Franklin Templeton Growth Securities Fund Class 2 Sub-Account, Franklin Templeton Foreign Securities Fund Sub-Account,  Franklin Templeton Variable Insurance Products Trust Income Securities Class 2 Sub-Account, Franklin Templeton Variable Insurance Products Trust  Small Cap Value Securities Fund Sub-Account, Goldman Sachs Variable Insurance Trust (VIT) Structured Small Cap Equity Fund Sub-Account, Goldman Sachs Variable Insurance Trust (VIT) Structured US Equity Fund Sub-Account, Goldman Sachs Variable Insurance Trust (VIT) Growth and Income Fund Sub-Account, Goldman Sachs Variable Insurance Trust (VIT) International Equity Fund Sub-Account, Goldman Sachs Variable Insurance Trust (VIT) Mid Cap Value Fund Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, M Financial Group Brandes International Equity Sub-Account, M Financial Group Frontier Capital Appreciation Sub-Account, M Financial Group Turner Core Growth Sub-Account, MFS/Sun Life Series Trust Capital Appreciation Series Sub-Account, MFS/Sun Life Series Trust Emerging Growth Series Sub-Account, MFS/Sun Life Series Trust Emerging Market Equity S Class Sub-Account, MFS/Sun Life Series Trust Government Securities Series Sub-Account, MFS/Sun Life Series Trust High Yield Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Series Trust New Discovery Series Sub-Account, MFS/Sun Life Series Trust Total Return Series Sub-Account, MFS/Sun Life Series Trust Utilities Series Sub-Account, MFS/Sun Life Series Trust Value S Class Sub-Account, MFS/Sun Life Series Trust Value Series Sub-Account, OCC Accumulation Trust Equity Portfolio Sub-Account,  OCC Accumulation Trust Mid Cap Value Portfolio Sub-Account, OCC Accumulation Trust Small Cap Portfolio Sub-Account, OCC Accumulation Trust Managed Portfolio Sub-Account, Oppenheimer Variable Account Funds Capital Appreciation Fund Sub-Account,  PIMCO Variable Insurance Trust (VIT) Commodity Real Return Strategy Portfolio Sub-Account, PIMCO Variable Insurance Trust (VIT) Emerging Markets Bond Portfolio Sub-Account, PIMCO Variable Insurance Trust (VIT) High Yield Portfolio Sub-Account, PIMCO Variable Insurance Trust (VIT) Low Duration Portfolio Sub-Account, PIMCO Variable Insurance Trust (VIT) Real Return Portfolio Sub-Account, PIMCO Variable Insurance Trust (VIT) Total Return Portfolio Sub-Account,  Scudder VIT Small Cap Index Fund Sub-Account, Scudder Variable Series II SVS Dreman Small Cap Value Portfolio Sub-Account, Sun Capital Adviser Trust FI Large Cap Growth Fund I Class Sub-Account, Sun Capital Adviser Trust Money Market Fund Sub-Account, Sun Capital Adviser Trust Investment Grade Bond Sub-Account, Sun Capital Adviser Trust Real Estate Fund Sub-Account, Sun Capital Adviser Trust Blue Chip Mid Cap Fund Sub-Account, Sun Capital Adviser Trust Davis Venture Value Fund Sub-Account, Sun Capital Adviser Trust Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital Adviser Trust All Cap Fund Sub-Account, T. Rowe Price Equity Series Blue Chip Growth Portfolio Sub-Account, and Van Kampen Life Insurance Trust LIT Growth and Income Portfolio Sub-Account of Sun Life of Canada (U.S.) Variable Account I (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Revenues:
Premiums and annuity considerations	$110,616	$59,192	$51,982
Net investment income	1,098,592	1,206,081	1,112,529
Net derivative (loss) income	(193,124)	9,089	16,474
Net realized investment (losses) gains	(61,048)	(44,511)	16,925
Fee and other income	479,904	398,622	362,275
Subordinated notes early redemption premium	25,578	-	-

Total revenues	1,460,518	1,628,473	1,560,185

Benefits and expenses:
Interest credited	629,823	633,405	637,502
Interest expense	101,532	130,802	123,279
Policyowner benefits	229,485	156,970	187,013
Amortization of deferred acquisition costs and value of business acquired	189,121	399,182	243,821
Other operating expenses	283,815	231,434	196,543
Partnership capital securities early redemption payment	25,578	-	-

Total benefits and expenses	1,459,354	1,551,793	1,388,158

Income before income tax (benefit) expense, and minority interest	1,164	76,680	172,027

Income tax (benefit) expense:
Federal	(24,289)	(1,717)	40,091
State	431	105	(2)
Income tax (benefit) expense	(23,858)	(1,612)	40,089

Income before minority interest	25,022	78,292	131,938

Minority interest share of loss	-	-	(1,214)

Net income	$25,022	$78,292	$133,152

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2007	December 31, 2006
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $11,848,397 and $13,623,450 in 2007 and 2006, respectively); fair value option elected for $16,584 in 2007	$11,503,230	$13,637,973
Trading fixed maturities at fair value (amortized cost of $3,938,088 and $3,838,732 in 2007 and 2006, respectively)	3,867,011	3,856,053
Subordinated note from affiliate held-to-maturity (fair value of $630,751 in 2006)	-	600,000
Mortgage loans	2,318,341	2,273,176
Derivative instruments – receivable	609,261	653,854
Limited partnerships	164,464	193,728
Real estate	201,777	186,891
Policy loans	712,633	709,626
Other invested assets	568,676	950,226
Cash and cash equivalents	1,169,701	578,080
Total investments and cash	21,115,094	23,639,607

Accrued investment income	290,363	291,218
Deferred policy acquisition costs	1,603,397	1,234,206
Value of business and customer renewals acquired	51,806	47,744
Net deferred tax asset	15,945	3,597
Goodwill	708,829	701,451
Receivable for investments sold	3,482	33,241
Reinsurance receivable	2,709,249	1,817,999
Other assets	311,999	153,230
Separate account assets	24,996,603	21,060,255

Total assets	$51,806,767	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$18,262,569	$19,428,625
Future contract and policy benefits	823,588	750,112
Payable for investments purchased	199,210	218,465
Accrued expenses and taxes	123,065	144,695
Debt payable to affiliates	1,945,000	1,325,000
Partnership capital securities	-	607,826
Reinsurance payable to affiliate	1,691,884	1,605,626
Derivative instruments – payable	446,640	160,504
Other liabilities	888,061	1,178,086
Separate account liabilities	24,996,603	21,060,255

Total liabilities	49,376,620	46,479,194

Commitments and contingencies – Note 20

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2007 and 2006	6,437	6,437
Additional paid-in capital	2,146,436	2,143,408
Accumulated other comprehensive (loss) income	(92,403)	14,030
Retained earnings	369,677	339,479

Total stockholder’s equity	2,430,147	2,503,354

Total liabilities and stockholder’s equity	$51,806,767	$48,982,548

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Net income	$25,022	$78,292	$133,152

Other comprehensive loss:
Change in unrealized holding (losses) gains on available- for-sale securities, net of tax and policyholder amounts (1)	(119,775)	(46,229)	(79,814)
Change in pension and other postretirement plan adjustments, net of tax (2)	11,197	1,842	(1,842)
Reclassification adjustments of realized investment losses (gains) into net income (3)	2,145	40,673	(79,722)
Other comprehensive loss	(106,433)	(3,714)	(161,378)

Comprehensive (loss) income	$(81,411)	$74,578	$(28,226)

(1)	Net of tax benefit of $64.7 million, $25.5 million and $43.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(2)	Net of tax (expense) benefit of $(6.0) million, $(0.2) million and $1.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(3)	Net of tax (expense) benefit of $(1.2) million, $(21.9) million and $42.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2004	$6,437	$2,131,888	$180,638	$628,035	$2,946,998

Net income	-	-	-	133,152	133,152
Dividends	-	-	-	(200,000)	(200,000)
Tax benefit from stock options	-	6,992	-	-	6,992
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	6,437	2,138,880	19,260	561,187	2,725,764

Adjustment to initially apply FASB Statement No. 158, net of tax			(1,516)		(1,516)
Net income	-	-	-	78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes, net of tax				5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028			3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Operating Activities:
Net income from operations	$25,022	$78,292	$133,152
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Minority interest share of loss	-	-	(1,214)
Net amortization of premiums on investments	40,668	58,752	71,357
Amortization of deferred acquisition costs and value of business and customer renewals acquired	189,121	399,182	243,821
Depreciation and amortization	7,460	4,608	3,985
Net losses (gains) on derivatives	131,503	(11,853)	(77,025)
Net realized losses (gains) on available-for-sale investments	61,048	44,511	(16,925)
Changes in fair value of trading investments	88,398	(15,235)	80,324
Net realized gains on trading investments	(4,655)	(373)	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	(29,120)	(48,244)
Interest credited to contractholder deposits	629,823	633,405	637,502
Deferred federal income taxes	43,366	4,180	22,047
Changes in assets and liabilities:
Additions to deferred acquisition costs, value of business and customer renewals acquired	(379,941)	(262,895)	(261,917)
Accrued investment income	855	(29,711)	17,916
Net reinsurance receivable/payable	33,161	77,063	85,876
Future contract and policy benefits	66,550	(6,619)	25,123
Other, net	(134,356)	14,268	53,536
Purchases of trading fixed maturities, net of sales	(100,836)	(1,866,153)	(651,921)
Net cash provided by (used in) operating activities	674,160	(907,698)	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,252,780	5,872,190	5,685,008
Mortgage loans	355,146	248,264	117,438
Real estate	-	-	947
Net cash from disposition of subsidiary	-	-	17,040
Other invested assets	667,683	184,646	483,700
Redemption of subordinated note from affiliates	600,000	-	-
Purchases of:
Available-for-sale fixed maturities	(2,557,841)	(4,002,244)	(5,269,211)
Mortgage loans	(399,566)	(780,592)	(390,376)
Real estate	(19,439)	(20,619)	(6,648)
Other invested assets	(57,864)	(489,493)	(171,539)
Net change in other investments	(361,781)	399,514	(239,910)
Net change in policy loans	(3,007)	(7,857)	(5,464)
Net change in short-term investments	-	-	(4,576)
Early redemption premium	25,578	-	-

Net cash provided by investing activities	$2,501,689	$1,403,809	$216,409

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,924,784	$3,520,138	$2,720,141
Withdrawals from contractholder deposit funds	(4,533,405)	(3,690,351)	(3,404,468)
Repayments of debt	(980,000)	-	-
Debt proceeds	1,000,000	200,000	100,000
Dividends paid to stockholder	-	(300,000)	(150,600)
Early redemption payment	(25,578)	-	-
Other, net	29,971	4,528	6,992
Net cash used in financing activities	(2,584,228)	(265,685)	(727,935)

Net change in cash and cash equivalents	591,621	230,426	(205,295)

Cash and cash equivalents, beginning of year	578,080	347,654	552,949

Cash and cash equivalents, end of year	$1,169,701	$578,080	$347,654

Supplemental Cash Flow Information
Interest paid	$73,116	$130,686	$122,474
Income taxes paid	$43,287	$82,250	$16,857

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 8.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $ 20.4 million, a funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.  In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, consisting of $150.6 million in cash and $49.4 million in notes. The Company did not pay any dividends to its direct parent in 2007.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the "Parent").  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.
The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2007, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Vermont, a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On October 31, 2007, the Company subscribed for $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Effective November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate of the Company, under which the Sun Life Vermont has assumed the risks of certain individual universal life insurance (“UL”) policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with a financial institution (the "Lender") that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued a $1 billion variable principal, floating rate surplus note (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”) affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, has consolidated SUNAXXX in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)" (“FIN 46(R)”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (continued)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business ("EBG").  Also effective May 31, 2007, SLNY entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

On September 6, 2006, the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "CARS Trust"), whereby the Company is the sole beneficiary of the CARS Trust.  As of December 31, 2007, total assets and liabilities of the CARS Trust were $57.7 million and $7.9 million, respectively. As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”) and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

The Company had a greater than or equal to 20%, but less than 50%, interest in fourteen VIEs at December 31, 2007.  The Company is a creditor in seven trusts, three limited liability companies, two limited partnership and two special-purpose entities that were used to finance commercial mortgages, and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $88.4 million and $30.1 million at December 31, 2007 and 2006, respectively.  The investments in these VIEs mature between March 2007 and September 2029.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46.  See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations.  All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturities are mortgage backed securities in the To Be Announced ("TBA") form.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if it anticipates the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other than temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $68.1 million, $6.3 million and 29.7, for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.  Of the $68.1 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, $16.1 million was due to a change in the Company’s intent to hold the securities to recovery of fair value, up to amortized cost.  The remaining $52 million of realized losses were credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would not have materially increased for the year ended December 31, 2007 and 2006 if these holdings were performing.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts (“GICs”), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.  DAC amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income. DAC was increased by $189.8 million and $6.9 million at December 31, 2007 and 2006, respectively, to reflect unrealized losses.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income.  The Company’s VOBA was not adjusted for amounts relating to unrealized investment gains and losses for the year ended December 31, 2007.  VOBA was increased by $0.5 million at December 31, 2006 to account for unrealized investment losses.

The value of customer renewals acquired represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies and, as such, is not adjusted for amounts relating to unrealized investment gains and losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisitions of Keyport on November 1, 2001 and the allocation of goodwill to SLNY, based on a reinsurance agreement with SLHIC, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the reinsurance agreement with SLHIC is allocated to the Group Segment in the Company’s subsidiary, SLNY.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2007 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007 additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss.  Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL"), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the years ended December 31, 2007, 2006 and 2005, the Company participated in a consolidated federal income tax return with SLC – U.S. Ops Holdings and other affiliates.  For the years ended December 31, 2006 and 2005, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.  INDY, SLNY and Sun Life Vermont, a new subsidiary, will be included as part of the consolidated federal income tax return for the year ended December 31, 2007.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.”  These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109" ("FIN 48"), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," an amendment to SFAS No. 140.  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133.  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets."  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The Company elected the fair value option for $16.6 million of available-for-sale securities during the year ended December 31, 2007.  The election did not have a material impact on the Company’s results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (“FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities.  The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS No. 157 changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company’s own credit standing in their valuation and changes to assumptions regarding policyholder lapses.  The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”).  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

On September 6, 2006 the Company entered into an agreement with the CARS Trust, whereby the Company is the sole beneficiary of the trust.  As of December 31, 2007 and 2006, total assets of the CARS Trust were $57.7 million and $56.6 million, respectively.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46.  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated with the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $14.2 million, $9.4 million and $11.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $301.0 million, $212.4 million and $170.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC"), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $16.9 million, $10.7 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL"), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $26.0 million, $19.6 million and $13.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $22.3 million, $22.6 million and $23.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with SLHIC, whereby the Company provides personnel and certain services to SLHIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.1 million for the year ended December 31, 2007.

The Company has an administrative service agreement with California Benefits Dental Plan (“CalBen”) whereby the Company provides personnel and certain services to CalBen, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $1.1 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative service agreement with Professional Insurance Company (“PIC”), whereby the Company provides personnel and certain services to PIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.8 million for the year ended December 31, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term, which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.  Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company is party to several reinsurance transactions with SLOC and other affiliates.

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG.  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance with SFAS No. 141 were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years.  For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, the value of business, and the value of customer renewals acquired, respectively.

In 2007, the Company recorded a tax benefit of $3.0 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005.  The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent.  In 2005, the Company declared and paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.  The Company did not declare or pay a dividend to the Parent in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $4.4 million, $7.3 million and $7.0 million relating to RSUs for the years ended December 31, 2007, 2006 and 2005, respectively.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company ("Sun Life (Hungary) LLC").  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  At December 31, 2007 and 2006, the Company had $80.0 million and $460.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $13.3 million, $26.5 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007 and 2006, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2007, 2006 and 2005.

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was cancelled effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company also earned, through the Partnership, $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company purchased a total of $140.0 million in promissory notes from Massachusetts Financial Services Company in 2004 and 2003.  Interest earned for the year ended December 31, 2005 was $4.2 million.  As of December 31, 2005, the Company sold and transferred these notes to other affiliates.  On December 31, 2005, the Company sold notes with a par value of $90.0 million to Sun Life (Hungary) LLC and recognized a loss of $3.3 million.  On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend.  The Company recognized a loss of $0.6 million on the transfer of the notes to the Parent.

During the years ended December 31, 2007, 2006 and 2005, the Company paid $31.3 million, $24.3 million and $23.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”).  The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.  In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million for the year ended December 31, 2005.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  IFMG will continue to distribute the Company’s products.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG.  During the years ended December 31, 2006 and 2005, the Company paid $20.1 million and $25.1 million, respectively, in commission fees to IFMG.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with Sun Capital Advisers (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $1.9 million, $1.5 million and $2.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company paid $15.9 million, $14.9 million and $16.4 million for the years ended December 31, 2007, 2006 and 2005, respectively, in investment management services fees to SCA.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

On October 31, 2007, the Company subscribed to $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled captive special purpose financial insurance company which, effective November 8, 2007, has entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with the Lender that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, on November 8, 2007, Sun Life Vermont issued a Surplus Note to a special-purpose entity, SUNAXXX, affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46.  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  For the year ended December 31, 2007, the amount of interest expense incurred by Sun Life Vermont was $8.6 million.

On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes").  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  Total interest credited for the funding agreements was $51.6 million and $14.9 million for the years ended December 31, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The net interest payable under this swap agreement was $0.2 million at December 31, 2007.

On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes").  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  Total interest credited for the funding agreement was $50.8 million and $30.7 million for the years ended December 31, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005.  The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes.  The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $51.6 million, $49.5 million and $20.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC.  The Company expensed $5.8 million, $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations.

The following table lists the details of notes due to affiliates at December 31, 2007 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007-SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS – Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 915,669	$ 12,660	$ (9,020)	$ 919,309
Collateralized Mortgage Obligations	2,950,906	24,838	(42,598)	2,933,146
Mortgage Backed Securities	549,137	892	(7,362)	542,667
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190
Total non-corporate	4,803,106	44,571	(63,290)	4,784,387

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc., 8.526%
subordinated debt, due 2027, called in 2007	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 109,684	$ 1,460	$ (316)	$ 110,828
Collateralized Mortgage Obligations	239,970	2,390	(3,074)	239,286
Mortgage Backed Securities	3,917	1	(89)	3,829
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806
Total non-corporate	394,641	4,571	(3,631)	395,581

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed and mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 688,385	$ 688,444
Due after one year through five years	2,051,688	2,047,417
Due after five years through ten years	3,201,896	3,121,793
Due after ten years	2,036,942	1,999,039
Subtotal – Maturities available-for-sale	7,978,911	7,856,693
ABS, CMO and MBS securities	3,869,486	3,646,537
Total Available-for-sale	$ 11,848,397	$ 11,503,230

Maturities of trading fixed securities:
Due in one year or less	$ 61,145	$ 59,773
Due after one year through five years	2,311,208	2,264,299
Due after five years through ten years	991,112	977,102
Due after ten years	188,847	189,000
Subtotal – Maturities of trading	3,552,312	3,490,174
ABS, CMO and MBS securities	385,776	376,837
Total Trading	$ 3,938,088	$ 3,867,011

Gross gains of $52.8 million, $39.2 million and $61.0 million and gross losses of $52.3 million, $92.3 million and $38.9 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $12.0 million at December 31, 2007 and 2006, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2007 and 2006, 96.0% and 96.5%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating organizations.  During 2007, 2006 and 2005, the Company incurred realized losses totaling $68.1 million, $6.3 million and $29.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities.

The Company has made funding commitments of private placement bonds into the future.  The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006.  There was not any outstanding commitment for these private placement bonds at December 31, 2007.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $34.9 million and $53.3 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2007, the Company held $21.1 billion in invested assets and cash.  Of this balance, $15.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($11.5 billion) or trading ($3.9 billion).  Of the $11.5 billion of available-for-sale fixed maturities, securities with a fair value of $7.0 billion were in an unrealized loss position totaling $511.8 million.  At December 31, 2007, 77% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $193.8 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $511.1 million, representing 2.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $286.5 million, representing 1.4% of the total invested asset balance, were in an unrealized loss position that totaled $42.3 million.  At December 31, 2007, 53.8% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  As of December 31, 2007, securities with an amortized cost of $37.3 million and a fair value of $27.2 million were included on the Company’s Monitor List.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  As of December 31, 2007, securities with an amortized cost of $65.5 million and a fair value of $56.4 million were included on the Company’s Watch List.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2007, other-than-temporary impairments of $68.1 million were recorded as a charge to income.  Of this balance, $52 million was credit-related and $16.1 million was interest-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007.  The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million and $1.7 million for the years ended December 31, 2006 and 2005, respectively.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.  As of December 31, 2005, the fair market value of holdings for issuers in default was $24.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2007.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed Securities	139,558	(608)	388,329	(8,412)	527,887	(9,020)
Collateralized Mortgage Obligations	620,790	(4,296)	1,286,663	(38,303)	1,907,453	(42,599)
Mortgage Backed Securities	152,527	(661)	303,444	(6,700)	455,971	(7,361)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed Securities	29	125	154
Collateralized Mortgage Obligations	139	328	467
Mortgage Backed Securities	200	288	488
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782

The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $324.9 million greater than at December 31, 2006.  The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates.  Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably.  The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage backed investments, and other structured products, including consumer loan backed investments.

The sectors in the Company’s portfolio that recognized the largest unrealized losses were financial services, asset-backed and mortgage-backed securities.  As of December 31, 2007, there were 604 securities accounting for unrealized losses of $152.6 million in the Finance sector.   Of these unrealized losses, 83.4% were related to investment grade issues (rated AAA through BBB-).  As of December 31, 2007, there were 1,144 collateralized mortgage obligations, asset-backed and mortgage-backed securities accounting for unrealized losses of $259.4 million. Of the losses, 99.7% were related to investment grade issues (rated AAA through BBB-).  All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The Company has exposure to sub-prime and Alt-a residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans has recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-seven percent of the Company’s below-prime mortgage-backed securities, based upon fair value, were related to mortgages either issued before 2006 or having an AAA rating.  At December 31, 2007, the Company had exposure to residential sub-prime and Alt-a mortgages of $332.8 million and $176.2 million, respectively, representing approximately 2.4% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs.  Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss.  The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $52.3 million on sales of securities with an aggregate fair value of $1.8 billion.  The average percentage of selling price to amortized cost was 97%.  The largest single trading loss during the year ended December 31, 2007, was $1.5 million.  $33.8 million of the realized losses were generated by individual losses of $0.5 million or less.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2007	2006

Total mortgage loans	$ 2,318,341	$ 2,273,176

Real estate:
Held for production of income	201,777	186,891
Total real estate	$ 201,777	$ 186,891

Total mortgage loans and real estate	$ 2,520,118	$ 2,460,067

Accumulated depreciation on real estate was $31.8 million and $27.2 million at December 31, 2007 and 2006, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has impaired and impaired-but-performing mortgage loans totaling $3.3 million and $3.9 million at December 31, 2007 and 2006, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2007	2006
Property Type:
Office building	$ 820,803	$ 864,486
Residential	369	115,822
Retail	1,067,483	998,291
Industrial/warehouse	306,769	310,346
Apartment	109,919	-
Other	218,063	175,050
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

	2007	2006
Geographic region:

Alabama	$ 9,387	$ 7,824
Alaska	6,000	3,041
Arizona	449	56,964
Arkansas	59,024	474
California	132,829	179,502
Colorado	39,276	32,294
Connecticut	13,133	15,016
Delaware	7,188	20,445
Florida	269,254	264,316
Georgia	68,371	86,510
Idaho	3,885	2,635
Illinois	47,521	47,777
Indiana	32,584	23,471
Iowa	325	364
Kansas	7,853	6,089
Kentucky	29,396	32,000
Louisiana	38,470	38,314
Maine	13,425	12,508
Maryland	72,659	58,318
Massachusetts	139,203	141,485
Michigan	20,649	15,522
Minnesota	41,909	40,259
Mississippi	3,959	770
Missouri	64,624	88,348
Montana	30,843	483
Nebraska	13,457	12,615
Nevada	5,987	7,304
New Hampshire	762	961
New Jersey	37,952	44,003
New Mexico	13,787	10,097
New York	345,887	313,204
North Carolina	39,453	44,866
North Dakota	1,920	2,150
Ohio	148,743	145,692
Oklahoma	8,811	4,900
Oregon	33,852	23,910
Pennsylvania	132,665	136,091
South Carolina	33,334	31,688
South Dakota	949	977
Tennessee	39,405	41,161
Texas	348,817	295,284
Utah	27,088	30,710
Virginia	14,070	16,825
Washington	76,767	77,525
West Virginia	4,730	4,874
Wisconsin	17,785	18,663
All other	24,969	25,766
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

At December 31, 2007, scheduled mortgage loan maturities were as follows:

2008	$ 32,168
2009	33,457
2010	38,630
2011	123,728
2012	84,449
Thereafter	2,005,909
Total	$ 2,318,341

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $17.8 million and $99.0 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned.  The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  The fair value of collateral held and included in other invested assets was $533.5 million and $895.3 million at December 31, 2007 and 2006, respectively.  Fees earned on securities lending transactions were $2.2 million, $2.3 million and $1.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2007	2006
Lease contract receivable	$ 12,836	$ 18,631
Less: non-recourse debt	-	-
Net Receivable	12,836	18,631
Estimated value of leased assets	20,795	20,795
Less: unearned and deferred income	(4,304)	(6,506)
Investment in leveraged leases	29,327	32,920
Less: fees	(87)	(113)
Net investment in leveraged leases	$ 29,240	$ 32,807

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $45.5 million, $(90.2) million and $197.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, “Accounting for Derivative Instruments,” is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2007	2006	2005
Net expense on swap agreements	$6,943	$(7,749)	$(64,915)
Change in fair value of swap agreements (interest rate, currency, and equity)	(255,727)	8,392	101,320
Change in fair value of options, futures and embedded derivatives	55,660	8,446	(19,931)
Total derivative (losses) income	$(193,124)	$9,089	$16,474

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2007 and 2006, $132.9 million and $43.0 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit Default Swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2006
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$10,759,984	$(84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$493,350

5. NET REALIZED INVESTMENT LOSSES AND GAINS

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ (4,107)	$ (53,120)	$ 21,873
Equity securities	395	519	(6)
Mortgage and other loans	780	1,543	614
Real estate		-	318
Other invested assets	(32)	(19)	12,741
Other than temporary impairments	(68,092)	(6,329)	(29,707)
Sales of previously impaired assets	10,008	12,895	11,092

Total	$ (61,048)	$ (44,511)	$ 16,925

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ 863,779	$ 991,738	$ 921,803
Mortgages and other loans	153,228	135,515	103,253
Real estate	9,347	10,460	11,047
Policy loans	43,708	44,516	37,595
Other	44,426	38,858	55,245
Gross investment income	1,114,488	1,221,087	1,128,943
Less: Investment expenses	15,896	15,006	16,414
Net investment income	$ 1,098,592	$ 1,206,081	$ 1,112,529

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,169,701	$ 1,169,701	$ 578,080	$ 578,080
Fixed maturities	15,370,241	15,370,241	18,094,026	18,124,777
Equity securities	-	-	15,895	15,895
Mortgages	2,318,341	2,324,351	2,273,176	2,267,327
Derivative instruments -receivables	609,261	605,058	653,854	653,854
Policy loans	712,633	712,633	709,626	709,626
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

Financial liabilities:
Contractholder deposit funds and other policy liabilities	15,716,209	14,060,467	19,428,625	18,051,332
Derivative instruments - payables	446,640	442,437	160,504	160,504
Long-term debt to affiliates	1,945,000	2,045,867	1,325,000	1,370,223
Partnership capital securities	-	-	607,826	630,751
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Investments (continued):  Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices.  Equity securities are included as a component of other invested assets.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and are included in contractholder deposit funds.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.  A brief discussion of the Company’s reinsurance agreements by business segment follows.  (Also, see Note 16 for additional information on the Company's business segments.)

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion and $1.6 billion as of December 31, 2007 and 2006, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $78.2 million, $97.0 million and $82.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains.  The Company also reduced interest credited by $73.0 million, $76.0 million and $57.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $8.9 million, $13.0 and $13.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  Fee income was reduced by $21.6 million, $37.8 million and $33.3 million for the years ended December 31, 2007, 2006 and 2005, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the "Branch").  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business will also be reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007 pursuant to reinsurance agreement, the Company recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  As of December 31, 2007, Sun Life Vermont held assumed liabilities of $577.5 million of contractholder deposits and future contract and policy benefits of $23.7 million under the reinsurance agreement and a reinsurance payable to an affiliate of $33.1 million.  At December 31, 2007, Sun Life Vermont held assets consisting of a reinsurance receivable for funds withheld of $626.6 million, a reinsurance receivable for deferred costs of $22.3 million.  In addition, the reinsurance agreement has increased revenues by approximately $29.7 million, and increased expenses by $14.4 million for the year ended December 31, 2007.

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $626.6 million are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported in reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative at December 31, 2007 was a $3.1 million liability.  The $3.1 million loss is included in net derivative income.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

Group Protection Segment

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.  The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.  The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company, through its subsidiary, SLNY, has an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2007	2006	2005
Premiums and annuity considerations:
Direct	$ 62,645	$ 61,713	$ 54,915
Assumed - Affiliated	50,986	-	-
Ceded - Affiliated	(25)	(7)	-
Ceded - Non affiliated	(2,990)	(2,514)	(2,933)
Net premiums and annuity considerations:	$ 110,616	$ 59,192	$ 51,982

Policyowner benefits:
Direct	$ 260,008	$ 197,872	$ 225,936
Assumed - Affiliated	30,430	-	-
Ceded - Affiliated	(27,620)	(34,524)	(34,061)
Ceded - Non-affiliated	(33,333)	(6,378)	(4,862)
Net policyowner benefits:	$ 229,485	$ 156,970	$ 187,013

Commission and expense:
Direct	5,617	25,175	12,149
Assumed – Affiliated	7,521	-	-
Ceded - Affiliated	(502)	(200)	(602)
Net commission and expense	12,636	24,975	11,547

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans are the staff qualified pension plan (“retirement plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006 the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company.  Effective January 1, 2006 the plan was divided, with the Company taking over the benefit obligation and the associated unrecognized gain/loss and prior service cost/credit.  The Company has included the allocated projected benefit obligation (“PBO”) in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the retirement plan including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 chose to continue their participation in the plan (“Grandfathered participants”), (ii) those participants who are receiving severance or termination payments on December 31, 2005 and (iii) those participants who are receiving amounts paid under the Long Term Disability plan sponsored by the Company on December 31, 2005;

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "Grandfathered employee," or a “Rule 75 employee.”

A "Grandfathered employee" shall mean an active employee (i) who retires on or after January 1, 2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A "Rule 75 employee" shall mean an active employee (i) who is not a Grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who, when retires, is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For Grandfathered and Rule 75 employees, retiree medical coverage is provided at a reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008.  As of December 31, 2007, the adoption of SFAS No. 158 as not had a material impact on the Company’s financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The following table sets forth the change in the retirement plan, agents’ pension plan and UBF plan projected benefit obligations and assets, as well as the plans’ funded status at December 31:

	2007	2006
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 261,380	$ 229,545
Other (uninsured benefit plan split)	-	28,118
Service cost	4,108	6,024
Interest cost	15,754	15,064
Actuarial gain	(11,210)	(9,862)
Benefits paid	(8,577)	(7,509)
Plan Amendments	1,302	-
Projected benefit obligation at end of year	$ 262,757	$ 261,380

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 269,712	$ 252,096
Other	(262)	(496)
Actual return on plan assets	30,951	25,621
Benefits paid	(8,577)	(7,509)
Fair value of plan assets at end of year	$ 291,824	$ 269,712

Information on the funded status of the plan:
Funded status	$ 29,067	$ 8,332
4th quarter contribution	(710)	(1,108)
Prepaid benefit cost	$ 28,357	$ 7,224

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The accumulated benefit obligation for the retirement plan, agents’ pension plan and UBF plan at December 31, 2007 and 2006 was $253.6 million and $249.4 million, respectively.

Amounts recognized in the Company’s Consolidated Balance Sheets for the retirement plan, agents’ pension plan and UBF plan consist of the following as of December 31:

	2007	2006
Other assets	$ 59,423	$ 38,345
Other liabilities	(31,066)	(31,121)
	$ 28,357	$ 7,224

Amounts recognized in the Company’s Accumulated Other Comprehensive Income (“AOCI”) consist of the following:

	2007	2006

Net actuarial gain	$ (22,103)	$ (1,923)
Prior service cost	4,529	3,564
Transition asset	(6,206)	(8,299)
	$ (23,780)	$ (6,658)

The retirement plan and agent’s pension plan are overfunded at December 31, 2007 and 2006. The funded status of the UBF plan as of December 31, 2007 and 2006 was as follows:

	2007	2006

Plan assets	$ -	$ -
Less: Projected benefit obligations	27,277	27,209
Funded status	$ (27,277)	$ (27,209)

Accumulated benefit obligation	$ 25,138	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the retirement plan, agents’ plan, and UBF plan for the years ended December 31:

	2007	2006	2005

Components of net periodic benefit cost:
Service cost	$ 4,108	$ 6,024	$ 10,948
Interest cost	15,754	15,065	13,839
Expected return on plan assets	(21,874)	(21,672)	(20,092)
Amortization of transition obligation asset	(2,093)	(2,093)	(3,051)
Amortization of prior service cost	337	266	855
Curtailment loss	-	-	1,856
Recognized net actuarial (gain) loss	(107)	437	1,918
Net periodic benefit cost (benefit)	$ (3,875)	$ (1,973)	$ 6,273
The Company’s share of net periodic benefit cost	$ (3,875)	$ (1,973)	$ 4,116

Prior to becoming the plan sponsor of the UBF plan the cost allocated to the Company for its participation in the UBF Plan was $2.9 million for the year ended December 31, 2005.

Changes in the Company’s accumulated other comprehensive income related to the retirement plan, agents’ plan, and UBF plan for the following periods:

	2007	2006	2005

Net actuarial gain arising during the year	$ (20,287)	$ (1,923)	$ -
Net actuarial gain recognized during the year	107	-	-
Prior service cost arising during the year	1,302	3,564	-
Prior service cost recognized during the year	(337)	-	-
Transition asset recognized during the year	2,093	-	-
Transition asset arising during the year	-	(8,299)
Change in effect of additional minimum liability	-	(2,834)	2,834
Total recognized in AOCI	$ (17,122)	$ (9,492)	$ 2,834

Total recognized in net periodic benefit cost and other comprehensive income	$ (20,997)	$ (11,465)	$ 9,107

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial gain	$ (792)
Prior service cost	337
Transition asset	(2,093)
Total	$ (2,548)

Assumptions

Weighted average assumptions used to determine benefit obligations for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%
Rate of compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net benefit cost for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005

Discount rate	6.0%	5.8%	6.2%
Expected long term return on plan assets	8.25%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

Plan Assets

The asset allocation for the Company’s retirement plan and agents’ plan assets for 2007 and 2006 measurement, and the target allocation for 2008, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2008	2007	2006

Equity Securities	60%	65%	63%
Debt Securities	25	26	27
Commercial Mortgages	15	9	10
Total	100%	100%	100%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent’s pension plan, the Company will not be making contributions to those plans in 2008. The Company will be making a contribution of $1.3 million to the UBF plan in 2008.

The Company has estimated the following future benefit payments for the years 2008 through 2017:

Pension Benefits
2008	9,320
2009	9,991
2010	10,629
2011	11,531
2012	12,495
2013 to 2017	76,413

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

Effective January 1, 2006, the Savings and Investment Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2007 employer contributions under the 401(k) Plan sponsorship for the Company and its affiliates was $21.8 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $ 16.1 million, $10.8 million and $4.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the January 1, 2006 amendments to the 401(k) Plan.  This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents (the “Retirement Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007 to settle the unfunded APBO undertaken by the Company.

The following table sets forth the change in the post-retirement benefit plan’s obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2007	2006

Benefit obligation at beginning of year	$ 45,852	$ 51,300
Service cost	1,234	1,311
Interest cost	2,915	2,967
Actuarial loss (gain)	213	(7,220)
Benefits paid	(2,979)	(2,756)
Federal Subsidy	194	250
Unfunded APBO as a result of EBG acquisition	4,800	-
Benefit obligation at end of year	$ 52,229	$ 45,852

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,979	2,756
Benefits paid	(2,979)	(2,756)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (52,229)	$ (45,852)
4th quarter contribution	532	600
Unrecognized prior service cost	-	-
Accrued benefit cost	$ (51,697)	$ (45,252)

Amounts recognized in the Company’s Consolidated Balance Sheets for the post-retirement benefit plan consist of the following:

	2007	2006

Other liabilities	$ (51,697)	$ (45,252)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’ AOCI consist of the following:

	2007	2006

Net actuarial loss	$ 13,437	$ 14,070
Prior service credit	(4,551)	(5,080)
	$ 8,886	$ 8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2007	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,234	$ 1,311	$ 1,333
Interest cost	2,915	2,967	2,994
Amortization of prior service cost	(529)	(529)	(241)
Recognized net actuarial loss	912	1,450	1,273
Net periodic benefit cost	$ 4,532	$ 5,199	$ 5,359

The Company’s share of net periodic benefit cost	$ 3,910	$ 4,501	$ 4,947

Changes in the Company’s AOCI for the following periods:

	2007	2006	2005

Net actuarial loss arising during the year	$ 279	$ 14,070	$ -
Net actuarial loss recognized during the year	(912)
Prior service cost arising during the year		(5,080)	-
Prior service cost recognized during the year	529
Total recognized in AOCI	$ (104)	$ 8,990	$ -

Total recognized in net periodic benefit cost and other comprehensive income	$ 3,806	$ 13,491	$ 4,947

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial loss	$ 916
Prior service credit	(529)
Transition (asset)/obligation	-
Total	$ 387

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%

Weighted average assumptions used to determine net cost were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.0%	5.8%	6.2%

In order to measure the post-retirement benefit obligation for 2007, the Company assumed a 9% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 9.5% in 2008 and assumed to decrease gradually to 5.00% for 2013 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,570	$ (4,152)

Effect on total of service and interest cost	$ 397	$ (372)

The Company has estimated the following future benefit payments for the years 2008 through 2017:

	Other Benefits	Expected Federal Subsidy
2008	$ 3,146	$ 236
2009	3,309	246
2010	3,474	252
2011	3,638	258
2012	3,768	260
2013 to 2017	$ 20,479	$ 1,226

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $63.0 million and $54.1 million at December 31, 2007 and January 1, 2007, respectively.  Of the $63.0 million, $6.4 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $56.6 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability for UTBs of $8.9 million since the date of adoption resulted from the following:

Balance at January 1, 2007	$54,086
Gross increases related to tax positions in prior years	20,717
Gross decreases related to tax positions in prior years	(11,760)
Gross increases related to tax positions in current year	-
Settlements	-
Close of tax examinations/statutes of limitations	-

Balance at December 31, 2007	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  The Company had accrued $10.8 million of gross interest as of January 1, 2007.  During the year ended December 31, 2007, the Company recognized an additional $2.0 million in gross interest related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to the tax years 2001 and 2002.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  This examination is anticipated to be completed by August 1, 2008. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2007 as the Company did for the years ended December 31, 2006 and 2005. The Company’s subsidiaries, INDY and SLNY, will be included as part of the consolidation for the year ended December 31, 2007.  For the years ended December 31, 2006 and 2005, INDY and SLNY filed stand-alone federal income tax returns.  Sun Life Vermont, a new subsidiary in 2007, will also be included as part of the consolidated return for the year ended December 31, 2007.  A summary of the components of income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2007	2006	2005
Income tax (benefit) expense:
Current	$(108,526)	$(5,792)	$11,237
Deferred	84,668	4,180	28,852

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2007	2006	2005

Expected federal income tax expense	$407	$26,838	$60,210
Low income housing credit	(5,490)	(6,225)	(5,947)
Separate account dividend received deduction	(11,988)	(13,090)	(10,150)
Prior year adjustments/settlements	932	(8,396)	(2,802)
FIN 48 adjustments/settlements	(6,375)	-	-
Other items	(1,775)	(844)	(1,220)

Federal income tax (benefit) expense	(24,289)	(1,717)	40,091
State income tax expense (benefit)	431	105	(2)

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089
The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2007	2006
Deferred tax assets:
Actuarial liabilities	$110,617	$128,848
Net operating loss	-	7,954
Investments, net	230,416	146,116
Total deferred tax assets	341,033	282,918

Deferred tax liabilities:
Deferred policy acquisition costs	(322,461)	(250,469)
Other	(2,627)	(28,852)
Total deferred tax liabilities	(325,088)	(279,321)

Net deferred tax asset	$15,945	$3,597

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $16.2 million and $32.0 million in 2007 and 2005, respectively, and made income tax payments of $22.7 million in 2006.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2007	2006

Balance at January 1	$ 36,689	$ 33,141
Less reinsurance recoverable	(5,906)	(5,886)
Net balance at January 1	30,783	27,255
Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)
Total incurred	94,572	25,350
Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)
Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less reinsurance recoverable	(5,921)	(5,906)

Net balance at December 31	$ 68,957	$ 30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.   Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.  The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(37.4) million and $8.4 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$1,234,206	$1,341,377
Acquisition costs deferred	356,087	264,648
Amortized to expense during the year	(169,799)	(391,585)
Adjustment for unrealized investment losses during the year	182,903	19,766
Balance at December 31	$1,603,397	$1,234,206

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and customer renewals acquired for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$47,744	$53,670
Amount capitalized due to acquisition of new business	23,854	-
Amortized to expense during the year	(19,322)	(7,597)
Adjustment for unrealized investment (gains) losses during the year	(470)	1,671
Balance at December 31	$51,806	$47,744

Additions to VOBA and customer renewals acquired were a result of the SLHIC to SLNY asset transfer, as described in Footnote 1.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “contracts”) in the State of New York.  These contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to SLNY contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term "Other Subs" is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC and VOBA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$19,735	$32,247	$-	$-	$51,982
Net investment income	958,397	94,264	59,599	269	1,112,529
Net derivative income	16,743	-	-	(269)	16,474
Net realized investment gains (losses)	20,924	(4,086)	87	-	16,925
Fee and other income	346,449	13,578	2,248	-	362,275

Total revenues	1,362,248	136,003	61,934	-	1,560,185

Benefits and Expenses

Interest credited	567,028	69,641	833	-	637,502
Interest expense	72,122	-	51,157	-	123,279
Policyowner benefits	161,350	25,663	-	-	187,013
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Other operating expenses	172,753	23,489	301	-	196,543

Total benefits and expenses	1,207,583	128,284	52,291	-	1,388,158

Income before income tax expense, and minority interest share of loss	154,665	7,719	9,643	-	172,027

Income tax expense	34,757	2,278	3,054	-	40,089
Equity in the net income of subsidiaries	12,030	-	3,074	(15,104)	-
Minority interest share of loss	(1,214)	-	-	-	(1,214)

Net income	$133,152	$5,441	$9,663	$(15,104)	$133,152

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$12,061,211	$1,463,043	$113,719	$-	$13,637,973
Trading fixed maturities at fair value	3,856,053	-	-	-	3,856,053
Subordinated note from affiliate held-to-maturity	-	-	600,000	-	600,000
Investment in subsidiaries	449,307	-	63,952	(513,259)	-
Mortgage loans	2,111,884	161,292	-	-	2,273,176
Derivative instruments – receivable	653,854	-	-	-	653,854
Limited partnerships	193,728	-	-	-	193,728
Real estate	157,281	-	29,610	-	186,891
Policy loans	672,553	139	36,934	-	709,626
Other invested assets	884,304	65,922	-	-	950,226
Cash and cash equivalents	513,190	54,231	10,659	-	578,080
Total investments and cash	21,553,365	1,744,627	854,874	(513,259)	23,639,607

Accrued investment income	266,141	15,125	9,952	-	291,218
Deferred policy acquisition costs	1,149,185	85,021	-	-	1,234,206
Value of business acquired	47,744	-	-	-	47,744
Net deferred tax asset	8,587	-	1,963	(6,953)	3,597
Goodwill	658,052	37,788	5,611	-	701,451
Receivable for investments sold	30,146	1,244	1,851	-	33,241
Reinsurance receivable	1,812,093	5,906	-	-	1,817,999
Other assets	136,406	15,146	1,678	-	153,230
Separate account assets	20,190,709	796,827	72,719	-	21,060,255

Total assets	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,945,270	$1,437,396	$45,959	$-	$19,428,625
Future contract and policy benefits	696,012	54,100	-	-	750,112
Payable for investments purchased	210,668	5,735	2,062	-	218,465
Accrued expenses and taxes	141,607	-	213	2,875	144,695
Deferred tax liability	-	6,953	-	(6,953)	-
Debt payable to affiliates	1,325,000	-	-	-	1,325,000
Partnership capital securities	-	-	607,826	-	607,826
Reinsurance payable to affiliate	1,605,626	-	-	-	1,605,626
Derivative instruments – payable	160,504	-	-	-	160,504
Other liabilities	1,073,678	90,517	16,766	(2,875)	1,178,086
Separate account liabilities	20,190,709	796,827	72,719	-	21,060,255

Total liabilities	43,349,074	2,391,528	745,545	(6,953)	46,479,194

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,143,408	239,963	185,529	(425,492)	2,143,408
Accumulated other comprehensive income	14,030	1,432	1,369	(2,801)	14,030
Retained earnings	339,479	66,661	13,663	(80,324)	339,479

Total stockholder’s equity	2,503,354	310,156	203,103	(513,259)	2,503,354

Total liabilities and stockholder’s equity	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount and premiums	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and SIA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC and VOBA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)
Purchases of trading fixed maturities, net of sales	475,340	-	(576,176)	-	(100,836)

Net cash provided by operating activities	1,145,265	89,463	(496,573)	(63,995)	674,160

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)
Early redemption premium	-	-	25,578	-	25,578

Net cash provided by investing activities	$1,677,596	$123,004	$701,089	$-	$2,501,689

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Issuance of debt	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Amortization of discount and premiums	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268
Purchases of trading fixed maturities, net of sales	(1,866,153)	-	-	-	(1,866,153)

Net cash (used in) provided by operating activities	(976,396)	68,861	7,837	(8,000)	(907,698)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash provided by investing activities	$1,209,820	$191,610	$2,379	$-	$1,403,809

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Issuance of debt	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash provided by (used in) financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$133,152	$5,441	$9,663	$(15,104)	$133,152
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Minority interest in loss	(1,214)	-	-	-	(1,214)
Amortization of discount and premiums	63,251	7,224	882	-	71,357
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Depreciation and amortization	3,338	-	647	-	3,985
Net (gains) losses on derivatives	(77,294)	-	-	269	(77,025)
Net realized (gain) loss on available-for-sale investments	(20,924)	4,086	(87)	-	(16,925)
Changes in fair value of trading investments	80,324	-	-	-	80,324
Net realized gains on trading	(11,162))	-	-	-	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(48,244)	-	-	-	(48,244)
Interest credited to contractholder deposits	567,028	69,641	833	-	637,502
Deferred federal income taxes	22,860	(947)	134	-	22,047
Equity in net income of subsidiaries	(12,030)	-	(3,074)	15,104	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(252,271)	(9,646)	-	-	(261,917)
Accrued investment income	17,191	844	(119)	-	17,916
Net reinsurance receivable/payable	85,381	495	-	-	85,876
Future contract and policy benefits	24,387	736	-	-	25,123
Other, net	25,350	29,109	(654)	(269)	53,536
Purchases of trading fixed maturities, net of sales	(651,921)	-	-	-	(651,921)

Net cash (used in) provided by operating activities	181,532	116,474	8,225	-	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,955,938	673,665	55,405	-	5,685,008
Mortgage loans	109,854	7,584	-	-	117,438
Real estate	947	-	-	-	947
Other invested assets	483,700	-	-	-	483,700
Net cash from sale of subsidiary	17,040	-	-	-	17,040
Purchases of:
Available-for-sale fixed maturities	(4,642,052)	(568,813)	(58,346)	-	(5,269,211)
Mortgage loans	(374,931)	(15,445)	-	-	(390,376)
Real estate	(6,264)	-	(384)	-	(6,648)
Other invested assets	(171,539)	-	-	-	(171,539)
Net change in other investing activities	(239,910)	-	-	-	(239,910)
Net change in policy loans	(5,471)	(35)	42	-	(5,464)
Net change in short-term investments	(4,576)	-	-	-	(4,576)

Net cash provided by investing activities	$122,736	$96,956	$(3,283)	$-	$216,409
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,663,596	$53,495	$-	$3050	$2,720,141
Withdrawals from contractholder deposit funds	(3,142,775)	(255,647)	(2,996)	(3050)	(3,404,468)
Issuance of debt	100,000	-	-	-	100,000
Dividends paid to parent	(150,600)	-	-	-	(150,600)
Additional capital contributed to subsidiaries	(340)	-	340	-	-
Other, net	6,992	-	-	-	6,992

Net cash provided by (used in) financing activities	(523,127)	(202,152)	(2,656)	-	(727,935)

Net change in cash and cash equivalents	(218,859)	11,278	2,286	-	(205,295)

Cash and cash equivalents, beginning of period	500,199	43,262	9,488	-	552,949

Cash and cash equivalents, end of period	$281,340	$54,540	$11,774	$-	$347,654

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards.  The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability, dental and stop loss insurance to small and mid-size employers in the State of New York, through the Company's subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory capital and surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2007	2006	2005

Statutory capital and surplus	$ 1,790,457	$ 1,610,425	$ 1,778,241
Statutory net (loss) income	(913,114)	123,305	140,827

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $179.0 million in 2008 without prior approval from the Delaware Commissioner of Insurance.

In 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.  In 2005, the Company’s board of directors approved and the Company paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2007, 2006 or 2005.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.3 million in 2008 without prior approval from the Rhode Island Commissioner of Insurance.  .No dividends were paid by INDY during 2007, 2006 or 2005.

The Company’s new Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that its surplus and capital exceeds specified risk-based capital levels.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31 were as follows:

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$ (317,402)	$ 38,400	$ 56,493
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(26,702)	(9,346)	(22,039)
Unrealized gains (losses) on pension and other postretirement plan adjustments	14,894	(2,332)	(2,834)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	189,687	(2,719)	(12,842)
Changes in VOBA due to unrealized (losses) gains on available-for-sale securities	-	470	(1,201)
Tax effect and other	47,120	(10,443)	1,683

Accumulated Other Comprehensive (Loss) Income	$ (92,403)	$ 14,030	$ 19,260

20. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the year ended December 31, 2007, the Company recorded a benefit of $12.0 million related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2007, minimum future lease payments under such leases were as follows:

2008	$ 1,377
2009	283
2010	45
Total	$ 1,705

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $9.4 million, $7.6 million and $8.5 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008.  As of December 31, 2007, the minimum future lease payments under the sublease agreements was $0.3 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 27, 2008

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

B.	None.

C.
Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on March 31, 2000.)

D.
(1)  Flexible Premium Combination Fixed and Variable Life Insurance Policy.  (Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

(2)  Supplemental Insurance Rider (Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

(3)  Loan Lapse Protection Rider (Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

(4)  No Lapse Protection Rider.

(5)  Surrender Charge Modification Rider(Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

(6)  Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(7)  Travel Assistance Endorsement(Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(8)  Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

 (9)  Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(10)  Waiver of Monthly Deductions Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

E.
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy. (Incorporated herein by reference to Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on July 17, 2007.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8d, File No. 333-82957, filed with the Securities and Exchange Commission on February 3, 2000.)

(2)      Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8e, File No. 333-83516, filed with the Securities and Exchange Commission on April 29, 2005.)

(3)      Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8g, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)      Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8k, File No. 333-82957, filed with the Securities and Exchange Commission on April 23, 2004.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, Exhibit 8g, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6)      Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8b, File No. 033-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(7)      Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.) and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, Exhibit 8a, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, Exhibit 8o, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(9)      Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007).

(10)
Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H10, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11)    Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H20, File No. 333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(12)
Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, Exhibit 8i, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(13)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H16, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(14)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H17, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(15)    Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H15, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007).

(16)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

I.
Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC.  (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on October 10, 2007.)

J. (1)
Powers of Attorney.  (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-144628, filed with the Securities and Exchange Commission on April 24, 2008.)

(2)
Resolution of the Board of Directors of the Depositor dated July 24, 2003, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed with the Securities and Exchange Commission on February 5, 2004.)

K.           Legal Opinion.

L.           None.

M.           None.

N.           Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director and Chairman
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Employee Benefits Group
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and President
Michele G. Van Leer Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Director and General Manager, Retail Insurance and Annuity Division
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Sun Life Financial Distribution Group

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 of Sun Life of Canada (U.S.) Variable Account F, File No. 333-83516, filed February 12, 2008.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

James J. Cahill	President
Scott M. Davis	Director
Michele G. Van Leer	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa M. Gair	Assistant Secretary
Michelle D’Albero	Counsel

*The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485 for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 12th day of September, 2008.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: ___/s/ Robert C. Salipante______________
Robert C. Salipante
President

Attest:	__/s/ Sandra M. DaDalt_________________
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante	Director and President	September 12, 2008
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen	Director and Senior Vice President and Chief Financial	September 12, 2008
Ronald H. Friesen	Officer and Treasurer
(Principal Financial Officer)

/s/ Michael K. Moran	Vice President and Chief Accounting Officer	September 12, 2008
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	September 12, 2008
Sandra M. DaDalt
Richard P, McKenney, Director
Thomas A. Bogart, Director
Scott M. Davis, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004.

EXHIBIT INDEX

D(4)	Rider

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm